Exhibit 10.10

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RESEARCH, DEVELOPMENT & COMMERCIALIZATION AGREEMENT

BY AND BETWEEN

BLUEPRINT MEDICINES CORPORATION

AND

ALEXION PHARMA HOLDING

DATED AS OF MARCH 2, 2015

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ii

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

RESEARCH, DEVELOPMENT & COMMERCIALIZATION AGREEMENT

THIS RESEARCH, DEVELOPMENT & COMMERCIALIZATION AGREEMENT (the “Agreement”) is entered into as of March 2, 2015 (the “Effective Date”) by and among BLUEPRINT MEDICINES CORPORATION, a Delaware corporation having its principal place of business at 215 First Street, Cambridge, MA 02142, United States (“Blueprint”), ALEXION PHARMA HOLDING, an unlimited liability company incorporated under the laws of Ireland having its principal place of business at Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda (“Alexion”).  Blueprint and Alexion are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

Blueprint is a biopharmaceutical company with expertise in the research and development of highly selective kinase inhibitors.

Alexion is a biopharmaceutical company with expertise in the research, development, manufacture and commercialization of human therapeutic product candidates.

Alexion and Blueprint desire to collaborate together to research, develop and commercialize Compounds and Licensed Products (all as defined below), in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural form, will have the meanings set forth in this Article 1.

1.1                               “Abandonment Notice” has the meaning set forth in Section 11.4(b).

1.2                               “Affiliate” means, with respect to a particular Person, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Person.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of more than fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

1.3                               “Agreement” has the meaning set forth in the preamble hereto.

1.4                               “Alexion” has the meaning set forth in the preamble to this Agreement.

1.5                               “Alexion Claims” has the meaning set forth in Section 9.1.

1.6                               “Alexion Damages” has the meaning set forth in Section 9.1.

1.7                               “Alexion Indemnitees” has the meaning set forth in Section 9.1.

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1.8                               “Alexion IP” has the meaning set forth in Section 7.1(b).

1.9                               “Alexion Licensed Technology” means any and all Patents and Information Controlled by Alexion or its Affiliates (solely or jointly with Blueprint or a Third Party) that (i) is necessary or useful for Blueprint to perform its obligations under the Research Plan and (ii) is in existence as of the Effective Date or during the Research Term, including the Alexion IP, the Alexion Other IP and Alexion’s interest in the Joint Other IP to the extent so Controlled.

1.10                        “Alexion Other IP” has the meaning set forth in Section 7.1(c)(i).

1.11                        “Alliance Manager” has the meaning set forth in Section 3.2.

1.12                        “Applicable Law” means the applicable laws, rules, regulations, guidelines and other requirements of Governmental Authorities, including Regulatory Authorities, that may be in effect from time to time, including GLP, GMP and the Foreign Corrupt Practices Act of 1977, as amended.

1.13                        “Blueprint” has the meaning set forth in the preamble to this Agreement.

1.14                        “Blueprint Claims” has the meaning set forth in Section 9.2.

1.15                        “Blueprint Damages” has the meaning set forth in Section 9.2.

1.16                        “Blueprint Indemnitees” has the meaning set forth in Section 9.2.

1.17                        “Blueprint IP” has the meaning set forth in Section 7.1(a).

1.18                        “Blueprint IP Patents” has the meaning set forth in Section 7.2(d)(i).

1.19                        “Blueprint Licensed Technology” means (i) the Blueprint IP and (ii) any and all other Patents and Information Controlled by Blueprint or its Affiliates (solely or jointly with Alexion or a Third Party), including the Blueprint Other IP and Blueprint’s interest in the Joint Other IP to the extent so Controlled that (a) is necessary or useful to Exploit Compounds or Licensed Products in the Field and (b) is in existence as of the Effective Date or comes into existence during the period from the Effective Date until […***…]  years after the end of the Research Term.

1.20                        “Blueprint Other IP” has the meaning set forth in Section 7.1(c)(i).

1.21                        “Business Day” means a day other than (a) a Saturday or a Sunday or (b) a bank or other public holiday in New York, New York, or Boston, Massachusetts.

1.22                        “Claim” has the meaning set forth in Section 9.3.

1.23                        “Clinical Milestone Events” has the meaning set forth in Section 6.2(c).

1.24                        “Clinical Trials” means Phase I Clinical Trials, Phase II Clinical Trials, Phase III Clinical Trials or Phase IV Clinical Trials.

1.25                        “Combination Product” means a Licensed Product that, in addition to containing as an active ingredient a Compound, also contains at least one other active pharmaceutical ingredient that is not a Compound.

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1.26                        “Commercialize” or “Commercialization” means, together with all correlative meanings, the commercial manufacture, marketing, promotion, sale or distribution of a product, including commercial activities conducted in preparation for a product launch.

1.27                        “Commercially Reasonable Efforts” means, with respect to the Development or Commercialization of a Licensed Product, that level of efforts and resources commonly dedicated in the research-based pharmaceutical industry by a company to a program of similar commercial potential and market size, risk and at a similar stage in its lifecycle, in each case taking into account Relevant Factors and Regulatory Events.

1.28                        “Competing Activities” has the meaning set forth in Section 13.7(d).

1.29                        “Competitive Infringement” has the meaning set forth in Section 7.2(f)(i)(A).

1.30                        “Competitive Product(s)” means, with respect to a Patent Challenge in a country, a product or products (a) that is or are Covered by one or more claims that fall within the scope of the challenged Patent, and (b) that has, or in the aggregate have, a Material Impact on a Licensed Product that is Covered by such challenged Patent.

1.31                        “Compound(s)” means any molecule that is (i) discovered, developed, generated, identified or invented by Blueprint or Alexion, or delivered to Alexion, in each case under the Research Plan during the Research Term, (ii) the molecules listed on Exhibit A to this Agreement, (iii)  […***…]  of clauses (i) or (ii) herein, and (iv) any […***…] of clauses (i), (ii) or (iii), or any other molecules, in each case in this clause (iv) to the extent identified, confirmed, studied, Developed or otherwise made pursuant to the practice of the license of Section 5.1(a)(i)(B) or Section 5.1(a)(i)(C)(2).

1.32                        “Confidential Information” means, with respect to a Party or any of its Affiliates, and subject to Section 10.2, all Information of such Party or such Affiliate that is disclosed to the other Party or any of its Affiliates under this Agreement.

1.33                        “Control” means, with respect to any material, Information, Patent, Regulatory Materials or Regulatory Approvals, the possession (whether by ownership or license) by a Party or its Affiliates of the ability to grant to the other Party a license or access as provided herein to such item (i) without violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license or access and (ii) without being obligated to pay any royalties or other consideration therefor, except for that which Blueprint in-licenses and under which Alexion elects to take a sublicense and agrees to make the associated payments pursuant to Section 5.5(b) which shall be considered under the Control of Blueprint.

1.34                        “Cover” means, with reference to a Patent, that the making, using, selling, offering for sale or importing of a composition of matter or practice of a method would infringe a Valid Claim of such Patent in the country in which such activity occurs.

1.35                        “CPI” means the Consumer Price Index for the US City Average (all times).

1.36                        “Develop” or “Development” means, together with all correlative meanings, pre-clinical studies (other than those specified in Section 1.105) and clinical drug development activities, conducted before or after obtaining Regulatory Approval that are reasonably related to or leading to the clinical

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development, preparation, and submission of data and information to a Regulatory Authority for the purpose of obtaining, supporting or expanding Regulatory Approval or to the appropriate body for obtaining, supporting or expanding pricing and reimbursement approval, including without limitation, all activities related to […***…] (including […***…]), design and conduct of Clinical Trials and any other clinical trials or studies, regulatory affairs, statistical analysis, report writing, and regulatory filing creation and submission (including the services of outside advisors and consultants in connection therewith). Development expressly excludes (a) Research, (b) Commercialization and (c) the Manufacture and accumulation of commercial inventory of a product.

1.37                        “Development Candidate” means a Compound constituting a Pre-Development Candidate that is selected by the JSC as satisfying the applicable criteria for a development candidate set forth in the Research Plan.

1.38                        “Diligent Efforts” means, with respect to the efforts to be expended by any Party with respect to any objective under this Agreement, active and sustained efforts to conduct the applicable activity, or to attempt to achieve the applicable requirement or goal, in a prompt and expeditious manner, as is reasonably practicable under the circumstances consistent with the terms of this Agreement.

1.39                        […***…].

1.40                        “Effective Date” has the meaning set forth in the preamble to this Agreement.

1.41                        “EMA” means the European Medicines Agency or its successor.

1.42                        “EU” means all of the European Union member states as of the applicable time during the Term.

1.43                        “Excluded Country” has the meaning set forth in Section 7.2(d)(i).

1.44                        “Exclusivity Term” means the period commencing on the Effective Date and continuing until termination or expiration of this Agreement.

1.45                        “Executive Officer” means (a) in the case of Alexion, any senior executive of Alexion or any of its Affiliates, which senior executive is designated by Alexion and reports directly to the chief executive officer of Alexion, but who is not a member of the JSC; and (b) in the case of Blueprint, the chief executive officer of Blueprint, who will not be member of the JSC.

1.46                        “Existing Confidentiality Agreement” means the Confidentiality Agreement entered into by Alexion and Blueprint, dated […***…].

1.47                        “Exploit” means, collectively, to make, have made, use, sell, offer for sale, import, export and otherwise exploit, including Research, Develop, Manufacture and Commercialize.

1.48                        “FDA” means the United States Food and Drug Administration or its successor.

1.49                        “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.50                        “Field” means […***…].

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1.51                        “First Commercial Sale” means, with respect to a Licensed Product and a country, the first sale to a Third Party of such Licensed Product in such country after all Regulatory Approvals, including any pricing or reimbursement approvals, as applicable, have been obtained in such country.

1.52                        “First Pre-Commercial Sale Date” has the meaning set forth in Section 6.4(c)(i)(C).

1.53                        […***…].

1.54                        “FTE” means the equivalent of a full-time individual’s work time for a twelve (12) month period, where such individual is an appropriately qualified and trained person and where “full-time” is determined by […***…] hours per year. In the event that any individual who works full-time during a given fiscal year works partially on Compounds or Licensed Products or in furtherance of the Research Program and partially on other work outside the Research Program in the fiscal year, then the full-time equivalent to be attributed to such individual’s work hereunder for such fiscal year will be equal to the percentage of such individual’s total work time in such fiscal year that such individual spent working on Compounds or Licensed Products or in furtherance of the Research Program as recorded monthly in an appropriate time-sheet system.  FTE efforts will not include the work of general corporate or administrative personnel.

1.55                        “FTE Rate” means […***…] per FTE for the calendar year 2015 (including lab supplies, equipment, overhead, etc.), subject to annual increases beginning on […***…] to reflect any year to year percentage increase (as the case may be) in the CPI for 2015 and each subsequent calendar year, such percentage increase not to exceed […***…] percent […***…] in any one calendar year with any excess percentage increase over such maximum to be carried over to the next calendar year to adjust the FTE Rate for such year but subject again to the same maximum percentage increase.

1.56                        “GAAP” means generally accepted accounting principles, consistently applied.

1.57                        “Good Laboratory Practices” or “GLP” means the then-current practices and procedures set forth in Title 21, United States Code of Federal Regulations, Part 58 (as amended), and any other regulations, guidelines or guidance documents relating to good laboratory practices, or any foreign equivalents thereof in the country in which such studies or clinical trials are conducted.

1.58                        “Good Manufacturing Practices” or “GMP” means the then-current practices and procedures set forth in Title 21, United States Code of Federal Regulations, Parts 210 — 211, ICH Guideline Q7A, and any other regulations, guidelines or guidance documents relating to good manufacturing practices, or any foreign equivalents thereof in the country in which such manufacturing activities are conducted.

1.59                        “Governmental Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.60                        “IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the equivalent Regulatory Authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

1.61                        “IND-Ready” means the stage of Development at which a Licensed Product has the necessary components to support a complete IND to the FDA in accordance with the requirements set forth in 21 C.F.R. 312 Subpart B (including GLP toxicology studies completed, all requisite pharmacology and Drug Metabolism and Pharmacokinetic activities completed, clinical trial material finished goods released and technical study reports for IND sections available) and equivalent filings in other jurisdictions.

1.62                        “Indemnified Party” has the meaning set forth in Section 9.3.

1.63                        “Indemnifying Party” has the meaning set forth in Section 9.3.

1.64                        “Indemnified Person” means, in the case of Alexion, any Alexion Indemnitee, and in the case of Blueprint, any Blueprint Indemnitee.

1.65                        “Industry Transaction” has the meaning set forth in Section 13.7.

1.66                        “Industry Transaction Notice” has the meaning set forth in Section 11.2(b).

1.67                        “Information” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports, clinical and non-clinical study reports, regulatory submission documents and summaries, technology, test data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures.

1.68                        “In Vivo PoC” means the achievement of the in vivo PoC criteria, as set forth in the Research Plan.

1.69                        “Joint Other IP” has the meaning set forth in Section 7.1(c)(i).

1.70                        “Joint Project Team” or “JPT” has the meaning set forth in Section 3.4(a).

1.71                        “Joint Steering Committee” or “JSC” has the meaning set forth in Section 3.3(a).

1.72                        “Key Personnel” means the […***…] Blueprint research and discovery personnel listed on Schedule 1.72.

1.73                        “Lead Series” means a group of Compounds that is selected by the JSC as satisfying the applicable structural and other criteria therefor set forth in the Research Plan.

1.74                        “Licensed Product” means any pharmaceutical preparation containing a Compound as an active ingredient.

1.75                        “Major Markets” means […***…]

1.76                        “Manufacture” means, with respect to a product, those manufacturing activities involved in or relating to (a) manufacturing process development, (b) CMC activities including analytical development and qualification, formulation development, solubility testing, bulk drug substance manufacturing, stability testing and scale-up activities, bulk drug product manufacturing and stability

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testing, (c) quality assurance and quality control activities including validation testing, qualification and audit of clinical and commercial manufacturing facilities, and (d) in the case of either a clinical or commercial supply of such product or supply of such product for any non-clinical study, the manufacturing, processing, formulating, packaging, labeling, holding, quality control testing and release of such product.

1.77                        “Marketing Authorization Application” or “MAA” means an application for Regulatory Approval in a country, territory or possession.

1.78                        “Marks” has the meaning set forth in Section 7.6.

1.79                        “Material Decrease” means, with respect to this Agreement and the Research Plan, any decrease in the resources, costs or expenditures of a Party of greater than […***…]

1.80                        “Material Impact” means, with respect to a Licensed Product in a country, (i) a decrease in the Net Sales of such Licensed Product by more than […***…] compared to the average of the […***…] calendar quarters immediately preceding the first calendar quarter in which a product falling under Section 1.30(a) is first sold in such country under […***…], or (ii) that, in the aggregate, products falling under Section 1.30(a) in such country achieved at least a […***…] share of the aggregate sales in a calendar quarter of the products sold under […***…] for the treatment of […***…] in such country.

1.81                        “Material Increase” means, with respect to this Agreement and the Research Plan, any increase in the resources, costs or expenditures of a Party of greater than […***…]

1.82                        “NDA” means a New Drug Application, as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA.

1.83                        “Net Sales” means, with respect to any Licensed Product, monies received by or on behalf of Alexion or its Affiliates or Sublicensees, as the case may be, for sales of such Licensed Product to independent Third Parties less the following amounts, to the extent allocated to such Licensed Product:

(a)                                 import taxes, export taxes, excises, sales taxes, value added taxes, consumption taxes, duties or other taxes incurred with respect to such sales (excluding income or franchise taxes of any kind);

(b)                                 payments made for separately itemized insurance and transportation costs incurred in shipping Licensed Product;

(c)                                  payments made for returns, chargebacks, credits, allowances, or trade, quantity and cash discounts; and

(d)                                 payments made for governmental or commercial rebates, wholesaler fees, administrative fees to managed care, group purchasing and other similar institutions, chargebacks and retroactive price adjustments and any other similar allowances which effectively reduce the selling price.

Nothing herein will prevent Alexion or any of its Affiliates or Sublicensees from selling, distributing or invoicing any Licensed Product at a discounted price for shipments to Third Parties in connection with clinical studies, compassionate or named patient sales, or an indigent program or similar bona fide arrangements in which such party agrees to forego a normal profit margin for good faith

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business reasons. To the extent that Alexion or its Affiliates or Sublicensees receives any consideration other than monies for the sale of Licensed Products, Net Sales shall include the fair market value of such consideration. For the avoidance of doubt, the supply of Licensed Products free of charge shall not be included in Net Sales. Except for such discounting, no deduction will be made for any item of cost incurred in Developing or Commercializing any Licensed Product except as permitted pursuant to clauses (a) through (e) above.

The Sale or transfer of a Licensed Product between Alexion and any of its Affiliates or Sublicensees will not result in any Net Sales, and Net Sales instead will be based on subsequent sales or distribution to a party other than Alexion, its Affiliates or its Sublicensees, unless such Licensed Product is consumed by Alexion, its Affiliates or its Sublicensees.

If a Licensed Product is sold as part of a Combination Product, the Net Sales of the Licensed Product shall be calculated for each applicable calendar quarter by multiplying the Net Sales (as determined without reference to this paragraph) of the Combination Product by the fraction, A/(A+B), where A is the average gross selling price in the applicable country of the Licensed Product(s) when sold separately in finished form, and B is the average gross selling price in the applicable country of the other product(s) included in the Combination Product when sold separately in finished form, in each case for the most recent period in which sales of both occurred.

If the Licensed Product(s) is/are sold as part of a Combination Product and is/are sold separately in finished form, but the other product(s) included in the Combination Product are not sold separately in finished form, the Net Sales of the Licensed Product shall be determined by multiplying the Net Sales of the Combination Product by the fraction A/C where:  A is the average gross selling price in the applicable country of the Licensed Product(s) contained in such Combination Product when sold separately, and C is the average gross selling price in the applicable country of the Combination Product.  If the Licensed Product(s) is/are sold as part of a Combination Product and is/are not sold separately in finished form, but the other product(s) included in the Combination Product are sold separately in finished form, the Net Sales of the Licensed Product shall be determined by multiplying the Net Sales of the Combination Product by the fraction C-B/C where:  B is the average sale price of the other product(s) included in such Combination Product when sold separately, and C is the average sale price of the Combination Product.

If Net Sales of the Licensed Product(s) when included in a Combination Product cannot be determined using the methods above, the average gross selling price(s) in the above described equation will be replaced with Alexion’s proposed good faith estimate of the fair market value of the products for which no such sales exist. At least […***…] days prior to the First Commercial Sale of the Combination Product, Alexion shall propose such good faith estimate to Blueprint, and Blueprint shall in good faith consider such proposal, and the Parties shall seek to reach agreement on such allocation.  If the Parties are unable to reach such agreement within […***…] days after Alexion provides such proposal, the issue shall be resolved in accordance with Section 12.1.

The forgoing analysis shall be conducted on a country-by-country basis as reasonably required to determine relative fair market values of the relevant Combination Product components.

1.84                        “Other IP” has the meaning set forth in Section 7.1(c)(i).

1.85                        “Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

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1.86                        “Patent” means (a) any national, regional or international patent or patent application, including any provisional patent application, (b) any patent application filed either from such a patent, patent application or provisional application or from an application claiming priority from any of these, including any divisional, continuation, continuation-in-part, provisional, converted provisional, and continued prosecution application, (c) any patent that has issued or in the future issues from any of the foregoing patent applications ((a) and (b)), including any utility model, petty patent, design patent and certificate of invention, (d) any extension or restoration by existing or future extension or restoration mechanisms, including any revalidation, reissue, re-examination and extension (including any supplementary protection certificate and the like) of any of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent application or patent.

1.87                        “Patent Challenge” has the meaning set forth in Section 11.4.

1.88                        “Patent Costs” means the out-of-pocket costs and expenses paid to outside legal counsel and other Third Parties, and filing and maintenance expenses, incurred in the preparation, filing, prosecution and maintenance of Patents, as well as re-examinations, reissues and the like with respect to any Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to any Patent.

1.89                        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.90                        “Phase I Clinical Trial” means a human clinical trial of a product, the principal purpose of which is a determination of initial tolerance or safety of such product in healthy volunteers and/or the target patient population, as described in 21 C.F.R. 312.21(a) (as amended or any replacement thereof), or a similar clinical trial prescribed by the Regulatory Authority in a country other than the United States.

1.91                        “Phase II Clinical Trial” means a human clinical trial of a product, the principal purpose of which is a determination of safety and efficacy in the target patient population, as described in 21 C.F.R. 312.21(b) (as amended or any replacement thereof), or a similar clinical trial prescribed by the Regulatory Authority in a country other than the United States.

1.92                        “Phase III Clinical Trial” means a human clinical trial of a product, the design of which is acknowledged by the FDA to be sufficient for such clinical trial to satisfy the requirements of 21 C.F.R. 312.21(c) (as amended or any replacement thereof), or a similar human clinical trial prescribed by the Regulatory Authority in a country other than the United States, the design of which is acknowledged by such Regulatory Authority to be sufficient for such clinical trial to satisfy the requirements of a pivotal efficacy and safety clinical trial.

1.93                        “Phase IV Clinical Trial” means any study of a product following the first regulatory approval for the sale of such product whether or not required by a Governmental Authority.  Phase IV Trials may include epidemiological studies, modeling and pharmacoeconomic studies, post-marketing surveillance studies and clinical or other research studies.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

1.94                        “Pre-Development Candidate” means a Compound from a Lead Series that is selected by the JSC as satisfying the applicable criteria for a pre-development candidate set forth in the Research Plan.

1.95                        “Preclinical Reversion Payment” has the meaning set forth in Section 11.5(a)(v).

1.96                        “Project Leaders” has the meaning set forth in Section 3.1.

[…***…] “Protected Compound” means any molecule other than a Compound that […***…] and (ii) is owned or controlled by Blueprint or included within the Blueprint compound library as of the Effective Date or at any time during the period commencing on the Effective Date and ending on the date that is the shorter of (x) […***…] years following the end of the Research Term or (y) […***…]

1.98                        “Registration Clinical Study” means a Phase II Clinical Trial or a Phase III Clinical Trial or other human clinical trial that a Regulatory Authority has accepted as sufficient to file a Regulatory Approval on a Compound or Licensed Product.

1.99                        “Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of a product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, including any pricing and reimbursement approvals.  Regulatory Approvals include approvals by Regulatory Authorities of INDs, MAAs, or NDAs.

1.100                 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval or, to the extent required in such country or regulatory jurisdiction, pricing or reimbursement approval of a product in such country or regulatory jurisdiction, including (a) the FDA, (b) the EMA, and (c) the European Commission, or its successor.

1.101                 “Regulatory Event” means any of the following: changes in clinical or regulatory strategy justified by requirements of regulatory feedback (whether directed to Alexion, Blueprint or a Third Party) from any Regulatory Authority, failed or inconclusive clinical studies, discovery of unanticipated toxicity or any significant adverse event or condition relating to the safety or efficacy of a Product, significant adverse changes in the targeted market conditions which affect the market potential of a Licensed Product, or the need for additional clinical studies to achieve appropriate labelling of a Licensed Product.

1.102                 “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a Licensed Product other than Patents, including, without limitation, rights conferred in the U.S. under the Hatch-Waxman Act or the FDA Modernization Act of 1997 (including pediatric exclusivity), orphan drug exclusivity, or rights similar thereto outside the U.S.

1.103                 “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, or other filings made to or with a Regulatory Authority that are necessary or reasonably desirable in order to Develop, manufacture, market, sell or otherwise Commercialize a Licensed Product in a particular country or regulatory jurisdiction.  Regulatory Materials include INDs, MAAs and NDAs (as applications, but not the approvals with respect thereto).

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

1.104                 “Relevant Factors” means, with respect to a Compound or Licensed Product, (i) safety and efficacy, cost to Develop, the competitiveness of alternative compounds and products and the nature and extent of market exclusivity (including, without limitation, Patent coverage and regulatory exclusivity), expected profitability, including, without limitation, the amounts of marketing and promotional expenditures with respect to the Licensed Products and generic products, and (ii) in the event that Blueprint materially breaches its obligations under this Agreement, the resulting adverse effect on Alexion’s ability to perform its obligations hereunder.

1.105                 “Research” means, together with all correlative meanings, activities related to the synthesis, discovery, identification, screening, optimization or […***…].  Research shall expressly exclude (a) Development, (b) Commercialization and (c) Manufacture.

1.106                 “Research Plan” has the meaning set forth in Section 2.1(b).

1.107                 “Research Program” means the program of Research and preclinical Development of Compounds that the Parties engage in under this Agreement pursuant to the Research Plan.

1.108                 “Research Term” means the shorter of (i) […***…] years from the Effective Date, (ii) the completion of all activities as set forth in the Research Plan, subject to extension by mutual agreement of the Parties, or (iii) the date on which the Research Term is terminated as provided under this Agreement.

1.109                 “Reversion Product” means any Licensed Product that is or has been the subject of Development or Commercialization under this Agreement and that reverts back or is returned to Blueprint following a termination of this Agreement as provided under the terms of Section 11.5(a)(v).

1.110                 “Royalty Term” has the meaning set forth in Section 6.4(b).

1.111                 “SEC” means the U.S. Securities and Exchange Commission.

1.112                 “Sublicensee” means any Third Party granted a sublicense by Alexion under the rights licensed to Alexion pursuant to Article 5 hereof.

1.113                 “Target” means […***…]

1.114                 “Technology Transfer Plan” has the meaning set forth in Section 2.3.

1.115                 “Term” has the meaning set forth in Section 11.1.

1.116                 “Termination Notice Period” has the meaning set forth in Section 11.5(c)(i).

1.117                 “Territory” means […***…].

1.118                 “Third Party” means any entity other than Blueprint or Alexion or an Affiliate of either of them.

[…***…]

1.120                 “U.S.” means the United States of America (including all possessions and territories thereof).

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

1.121                 “Valid Claim” means, with respect to a particular country, a claim of an issued and unexpired patent or of a pending patent application in such country Controlled by Blueprint or any of its Affiliates (including any patent or patent application jointly owned with Alexion or any others) that is exclusively licensed to Alexion under this Agreement and that has not been: (a) disclaimed, (b) dedicated to the public, (c) abandoned, or (d) declared invalid, unenforceable, or revoked by a court or government agency of competent jurisdiction, from which neither declaration nor appeal can be further taken.  In the case where a Valid Claim Covering […***…] is contained in a patent […***…], royalties pursuant to Section 6.4 will be payable […***…]  In the case where a Valid Claim Covering […***…] is contained in a patent application […***…] royalties will be payable […***…]. In the case that such patent issues […***…].  For clarity, the date of publication with respect to a particular country for the purpose of this definition will be the date of first publication in a patent application filed in that country or in a regional or international patent application designating that country.

ARTICLE 2

RESEARCH PROGRAM

2.1                               Research Program.

(a)                                 Goals.  The objective of the Research Program is to Research and pre-clinically Develop Compounds according to the Research Plan, with the aim of delivering to Alexion one IND-Ready lead Development Candidate together with one back-up Development Candidate pursuant to the Research Plan in accordance with the agreed timeframe and budget set forth therein.

(b)                                 Research Plan. During the Research Term, the Research and preclinical Development activities of the Parties will follow a research plan which will include: (i) the roles and responsibilities of the Parties, (ii) the number of Blueprint FTEs, (iii) a budget setting out by quarter funding for Blueprint’s internal FTE requirements at the FTE Rate consistent with the requirements of this Agreement, and Blueprint’s internal and external costs, (iv) a detailed timeline showing all activities, and (v) […***…] (the “Research Plan”).  An initial version of the Research Plan is attached hereto as Exhibit B.  The Research Plan may be periodically amended with written approval from the JSC during the Research Term. Project Leaders, on behalf of the Joint Project Team, may propose amendments to the Research Plan from time to time, and the JSC may amend the Research Plan as it deems appropriate, including amendments to the number of FTEs specified in the Research Plan. At the first JSC meeting, […***…] and a detailed Gantt chart of activities and related budget breakdown will be submitted to the JSC to be added to the Research Plan.

(c)                                  Obligations Under the Research Plan.

(i)                                     Generally.  Each Party will use Diligent Efforts to perform (itself or through its Affiliates or by permitted subcontracting) its respective obligations under the Research Plan, and will cooperate with and provide reasonable support to the other Party in such other Party’s performance of its responsibilities under the Research Plan. The Parties acknowledge and agree, however, that no outcome or success is or can be assured and that failure to achieve desired results will not in and of itself constitute a breach or default of any obligation in this Agreement.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(ii)                                  Blueprint.

(A)                               To the extent set forth in the Research Plan, Blueprint will be responsible for (1) the identification, design, manufacture, characterization and proposal of the Lead Series, (2) the identification, design, manufacture, optimization, characterization and proposal of the Pre-Development Candidates, (3) the identification, design, manufacture, optimization, characterization and proposal of the lead Development Candidate and the back-up Development Candidate, and (4) after designation of the lead Development Candidate, […***…] therefor.  Blueprint will use Diligent Efforts to perform the activities assigned to it as set forth in the Research Plan, such activities to be supervised in all material respects by the Key Personnel.  During the Research Term and for a period of […***…] thereafter, Blueprint will promptly notify Alexion following the departure from Blueprint of any Key Personnel, and will replace any such former Key Personnel with an individual holding a similar title as such departed Key Personnel.

(B)                               During the Research Term, Blueprint will maintain and share freely with Alexion a list of all Compounds, and all associated data for such Compounds.

(C)                               Subject to the terms of this Agreement, Blueprint will (by itself or by permitted subcontracting) perform its obligations under the Research Plan to the highest commercially reasonable scientific standards, and in accordance with Applicable Law, and will cooperate with Alexion in the performance of Alexion’s responsibilities under the Research Plan.

(iii)                               Alexion.

(A)                               Alexion will use Diligent Efforts to perform the activities assigned to it as set forth in the Research Plan.

(B)                               From time-to-time, Alexion may request that Blueprint provide selected synthesized Compounds to Alexion and Alexion may verify data or conduct Research activities or test Compounds in disease models under its license as set forth in Section 5.1. Alexion will be responsible for the costs associated with the provision of such selected synthesized Compounds, to the extent that such requests result in additional costs incurred by Blueprint beyond the amounts set forth in the Research Plan budget.

2.2                               Research Plan FTE Support and Expense Payments.

(a)                                 Research Plan FTE Support.

(i)                                     During the Research Term, as support for work performed by or on behalf of Blueprint in accordance with this Agreement and the Research Plan, Alexion will pay Blueprint for FTE hours actually worked at the applicable FTE Rate; provided that the number of FTEs and the activities undertaken by the FTEs have been agreed upon by the Parties through the JSC and the amount is within the Research Plan budget.

(ii)                                  Within […***…] days after the end of each calendar quarter, Blueprint shall send a reasonably detailed invoice to Alexion, which shall include a description of the activities conducted by each timekeeper under the Research Plan, the aggregate monthly/weekly/daily/hourly (in one-half hour intervals) hours of each time keeper and the FTE total charge per timekeeper. In addition to each quarterly report, Blueprint will provide to Alexion at the end of each month an estimate of Blueprint’s FTEs and external costs for such month.  Alexion’s obligation to fund FTEs shall not include funding for time spent correcting errors caused by the personnel of Blueprint or its Affiliates or

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

subcontractors deviating from performing the activities assigned to Blueprint as they are set forth the Research Plan. No later than […***…] days after receipt of an invoice from Blueprint, Alexion will make payment for the FTEs for such calendar quarter at the FTE Rate.

(b)                                 Payment for External Expenses. For each calendar quarter during the Research Term, Alexion will reimburse Blueprint for reasonable and documented, direct external expenses incurred by Blueprint in accordance with the Research Plan without mark-up in categories and amounts agreed to by the Parties through the JSC; provided that Blueprint will be permitted to seek reimbursement from Alexion for external expenses incurred for chemistry support at an […***…], to the extent that such external expenses are detailed in the Research Plan budget. Blueprint will invoice Alexion for such expenses quarterly in arrears, and Alexion will pay Blueprint within […***…] days of receiving such invoice; provided that Blueprint shall be solely liable for managing the performance of its subcontractors.

(c)                                  In the event that Blueprint’s actual quarterly costs under the Research Plan exceed the Research Plan budget by more than […***…], such additional costs will require the approval of the JSC prior to reimbursement.

2.3                               Technology Transfer.  Within […***…] days of the completion of the final reports from the GLP toxicology studies for the lead Development Candidate, to the extent not transferred earlier as may be requested by Alexion from time to time, Blueprint will transfer copies of all data, know-how and other information and all materials relating to the lead Development Candidate and back-up Development Candidate, and all Information relating to other Compounds (including a substantial majority of the existing materials), any assays, biomarkers and manufacturing know-how, to Alexion at Alexion’s expense.  These activities will be set out in a mutually agreed technology transfer plan (the “Technology Transfer Plan”), to be included as a section within the Research Plan following the […***…] anniversary of the Effective Date, and will include an agreed Technology Transfer Plan budget and timeline. The Technology Transfer Plan will also provide for additional technology transfer activities relating to CMC activities and the back-up Development Candidate.

2.4                               Records and Reports.

(a)                                 Records.  Each Party will maintain, or cause to be maintained, records of its activities under the Research Program in sufficient detail and in good scientific manner appropriate for scientific, Patent and regulatory purposes, which will properly reflect all work included in the Research Program for a period of […***…] years after the conclusion of the Research Plan.  Each Party will have the right to request and receive a copy of any such records, except to the extent that the other Party reasonably determines that such records contain Confidential Information that is not licensed to such Party hereunder, or to which such Party does not otherwise have a right hereunder, in which case the providing Party may delete such Confidential Information (other than, in the case of Alexion, the Alexion IP, and other than, in the case of Blueprint, the Blueprint IP) from the records provided to the other Party.

(b)                                 Reports.

(i)                                     Blueprint. During the Research Term, Blueprint, in consultation with the Joint Project Team, will present to the JSC:

(A)                               a quarterly report detailing activities completed in the last quarter, a detailed summary of new data generated, new inventions, an explanation of the […***…], incurred and projected future costs against budget, whether new Protected Compounds have been identified by Blueprint, planned activities for the subsequent quarter (including

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

[…***…]), progress against the Research Plan timelines and any other aspects that the JSC may determine;

(B)                               at each key milestone […***…], a written report detailing all relevant data and the […***…], a plan and recommendation for optimization or characterization;

(C)                               upon nomination of each of the Pre-Development Candidates and lead and back-up Development Candidates, a summary of the Research activities performed by Blueprint prior to such nomination outside of the Research Plan with respect to each such Pre-Development Candidates and Development Candidates, and a summary of the resulting data (Alexion will have reasonable access, upon request, to raw data related to such Pre-Development Candidates and Development Candidates derived from such activities); and

(D)                               a final report, upon a determination that the first Licensed Product is IND-Ready, listing the key studies completed, reports to be transferred and a summary of the data generated.

(ii)                                  Alexion.  During the Research Term and until designation of the lead Development Candidate, Alexion will present to the JSC […***…] a written report detailing all work conducted by Alexion under the Research Plan in a manner like that required of Blueprint under Section 2.4(b)(i).

2.5                               Subcontracts.

(a)                                 Blueprint may perform any of its obligations under the Research Plan through one or more subcontractors or consultants. Any subcontractor or consultant identified in the Research Plan will be deemed accepted by Alexion. Blueprint may engage other subcontractors or consultants only with the prior written consent of the JSC, such consent not to be unreasonably withheld.  On a quarterly basis, Blueprint will update the JSC on any new subcontractors or consultants engaged, following receipt of such consent, since the last update, and they will be deemed added to the Research Plan.  Blueprint will engage any subcontractor or consultant in accordance with the following: (i) Blueprint will remain responsible for the work allocated to such subcontractors and consultants to the same extent it would if it had done such work itself, (ii) the subcontractor or consultant will undertake in writing obligations of confidentiality and non-use regarding Confidential Information that are at least as protective as those undertaken by the Parties with respect to Confidential Information pursuant to Article 10 hereof, and (iii) the subcontractor or consultant will undertake in writing to assign or exclusively license back (with the right to sublicense) all intellectual property with respect to a Compound developed in the course of performing any such work under the Research Plan to Blueprint such that Blueprint will Control such intellectual property.  For clarity, Blueprint will have no obligation to use subcontractors to perform any of its activities under the Research Plan unless Alexion pays for all fees and costs of such subcontractors through payments under the Research Plan budget or as otherwise agreed to by Alexion.

(b)                                 Alexion may subcontract any of its activities to be performed under the Research Plan to a Third Party without the prior consent of Blueprint, but by first providing to Blueprint written notice of the identity of the Third Party subcontractor to be engaged and an opportunity to comment on such engagement, such comments to be considered by Alexion in good faith.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

ARTICLE 3

GOVERNANCE

3.1                               Project Leaders.  The Research Program will have a project leader from each Party (or from an Affiliate of such Party) (each, a “Project Leader,” and together the “Project Leaders”) to be the primary point of contact on a day-to-day basis for the Parties in connection with the Research Plan, including being the primary point of resolution for any dispute between the Parties relating to the Research Plan with any such dispute to be submitted to the JSC if not resolved by the Project Leaders.  The Project Leaders will be members of the Joint Project Team.  The Parties’ initial Project Leaders are set forth on Exhibit C.

3.2                               Alliance Manager.  Each Party will appoint an individual (from the Party or from an Affiliate of such Party) to act as the first point of contact between the Parties with regard to questions relating to this Agreement or the overall relationship between the Parties (the “Alliance Managers”) other than the coordination of day-to-day Research activities which will be coordinated by the Project Leaders.  The Parties’ initial Alliance Managers are set forth on Exhibit C.  The Alliance Managers will:

(a)                                 use good faith efforts to attend all meetings of the JSC; and

(b)                                 facilitate the resolution of any issue on which the JSC is unable to reach consensus, in accordance with Section 3.5(b).

3.3                               Joint Steering Committee.

(a)                                 Formation; Composition.  Within […***…] days of the Effective Date, the Parties will establish a joint steering committee (the “Joint Steering Committee” or “JSC”) comprised of […***…] from each Party (or appointed representatives of an Affiliate of such Party) with sufficient seniority within the applicable Party to make decisions arising within the scope of the JSC’s responsibilities.  The Parties’ initial representatives to the JSC are set forth on Exhibit C.  The JSC may change its size from time to time by mutual consent of its members, provided that the JSC will consist at all times of an equal number of representatives of each of Blueprint and Alexion.  Each Party may replace its JSC representatives at any time upon written notice to the other Party.  The JSC may invite non-members to participate in the discussions and meetings of the JSC, provided that such participants will have no voting authority at the JSC.  Each meeting of the JSC will be chaired by a chairperson selected alternately by Blueprint or Alexion. The initial chairperson will be selected by Alexion. The role of the chairperson will be to convene and preside at meetings of the JSC. The chairperson will have no additional powers or rights beyond those held by the other JSC representatives.

(b)                                 Specific Responsibilities.  The JSC will:

(i)                                     oversee the performance of the Research Plan;

(ii)                                  make key decisions during the progress of the Research Plan including […***…];

(iii)                               during the Research Term, review the progress of activities under the Research Plan and review and approve any updates or amendments thereto, including amendments to the budget, and the timelines for activities under the Research Plan;

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(iv)                              on or about the time point of each key milestone […***…], review the number of FTEs then specified in the Research Plan based on the results of such key milestone and, if appropriate, make adjustments to the number of FTEs and amendments to the Research Plan, provided that any such adjustment or amendment will go into effect […***…] after it is decided by the JSC (unless Blueprint, in its sole discretion, is able to implement it earlier);

(v)                                 resolve any disagreement between the Parties relating to the Research Plan; and

(vi)                              perform such other functions as appropriate, and direct the JPT to perform such other functions as appropriate, to further the purposes of this Agreement, in each case as agreed in writing by the Parties.

(c)                                  Meetings.  During the Research Term, the JSC will meet at least quarterly.  Following the expiration of the Research Term, the Parties may agree to meet to discuss items previously addressed by the JSC.  No later than […***…] Business Days prior to any meeting of the JSC, the chairperson of the JSC will prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting.  Either Party may also call a special meeting of the JSC (by videoconference, teleconference or in person) by providing at least […***…] Business Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the chairperson of the JSC to provide the members of the JSC no later than […***…] Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered.  The JSC may meet in person, by videoconference or by teleconference.  Notwithstanding the foregoing, at least […***…] meetings per calendar year will be in person unless the Parties mutually agree in writing to waive such requirement.  In-person JSC meetings will be held at locations alternately selected by Blueprint and by Alexion.  Each Party will bear the expense of its respective JSC members’ participation in JSC meetings.  Meetings of the JSC will be effective only if at least two (2) JSC members from each Party (which members do not include such Party’s Alliance Manager) is present or participating in such meeting.  The chairperson will be responsible for preparing reasonably detailed written minutes of all JSC meetings that reflect material decisions made and action items identified at such meetings.  The chairperson will send draft meeting minutes to each member of the JSC for review and approval within […***…] Business Days after each JSC meeting.  Such minutes will be deemed approved unless one or more members of the JSC objects to the accuracy of such minutes within […***…] Business Days of receipt.  Minutes will be officially endorsed by the JSC at the next JSC meeting, and will be signed by the chairperson.

(d)                                 Decision-Making.  The representatives from each Party on the JSC will have, collectively, one (1) vote on behalf of that Party, and all decision making will be by consensus.  Disputes at the JSC will be handled in accordance with Section 3.5.

3.4                               Joint Project Team.

(a)                                 Formation; Composition.  Within […***…] days after the Effective Date, the Parties will establish a joint project team (the “Joint Project Team” or “JPT”) comprised of at least […***…] and no more than […***…] representatives from each Party (or representatives of an Affiliate of such Party), including the Project Leaders.  The Parties’ initial representatives to the JPT are set forth on Exhibit C. Each Party may replace its JPT representatives at any time upon written notice to the other

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Party.  The JPT will be chaired by the Blueprint Project Leader.  The role of the chairperson will be solely to convene and preside at meetings of the JPT and to ensure the preparation of minutes, and the chairperson will have no authority, power or rights.

(b)                                 Specific Responsibilities.  The JPT will:

(i)                                     review, coordinate and integrate the activities of the Parties under the Research Plan,

(ii)                                  review Research Plan amendments and other related topics prior to submission to the JSC for its review and approval;

(iii)                               facilitate the sharing of data between the Parties;

(iv)                              provide Alexion the opportunity to contribute towards the […***…] (as described in the Research Plan), including the opportunity to nominate structures for Blueprint’s good faith consideration whether to include in the Research Plan and to review Compound data generated by Blueprint;

(v)                                 invite such functional experts to participate in meetings of the JPT as it deems necessary and appropriate to the issues to be discussed at such meetings;

(vi)                              establish such additional subteams as it deems necessary to achieve the objectives and intent of the Research Program; and

(vii)                           perform such other functions as appropriate to further the purposes of this Agreement, as directed by the JSC in accordance with Section 3.3(b)(vi).

(c)                                  Meetings.  The JPT will meet every other month in person and every […***…] weeks by teleconference, unless the Parties mutually agree in writing to a different frequency.  No later than […***…] Business Days prior to any meeting of the JPT, the chairperson of the JPT will prepare and circulate an agenda for such meeting; provided, however, that either Party will be free to propose additional topics to be included on such agenda, either prior to or in the course of such meeting. At least […***…] representatives of each Party will be present or participating in meetings of the JPT.  Each Party will bear the expense of its respective JPT members’ participation in JPT meetings.  The chairperson will be responsible for preparing reasonably detailed written minutes of JPT meetings that summarize the discussions had and action items identified at such meetings.  The JPT chairperson will send meeting minutes to each member of the JPT for review and approval within […***…] Business Days after each JPT meeting.  Minutes will be deemed approved unless one or more members of the JPT objects to the accuracy of such minutes within […***…] Business Days of receipt.  Minutes will be officially endorsed by the JPT at the next JPT meeting.

(d)                                 Decision-Making.  The JPT will have day-to-day decision-making authority but will have no voting authority. The JPT’s role will be that of a coordinator, integrator and facilitator as described in Section 3.4(b). All decisions within the JPT will be made by consensus; provided however that, if either Party has an insufficient number of its representatives present at any meeting of the JPT, the day-to-day activities proposed at such meeting will be deemed accepted by such Party in absentia. In the event that the JPT is unable to decide any issue for which it is responsible, the matter will be referred to the JSC for resolution.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

3.5                               Resolution of JSC Disputes.

(a)                                 Within the JSC.  All decisions within the JSC will be made by consensus.  If the JSC is unable to reach consensus on any issue for which it is responsible, within […***…] days after a Party affirmatively states that a decision needs to be made, either Party may elect to submit such issue first to the Parties’ Alliance Managers and, if still unresolved, to the Parties’ Executive Officers, in accordance with Section 3.5(b).

(b)                                 Referral to Alliance Managers; Executive Officers.  If a Party makes an election under Section 3.5(a) to refer a matter to the Alliance Managers, the JSC will submit in writing the respective positions of the Parties to their respective Alliance Managers.  Such Alliance Managers will use good faith efforts, in compliance with Section 3.6, to resolve promptly such matter, which good faith efforts will include at least one in-person meeting between such Alliance Managers within […***…] days after the JSC’s submission of such matter to them.  If the Alliance Managers are unable to reach consensus on any such matter within […***…] days after its submission to them, such matter will be escalate to the Parties’ Executive Officers. Each Party’s Alliance Manager will submit in writing the position of the Party it represents to the Executive Office of such Party.  The Executive Officers will use good faith efforts, in compliance with Section 3.6, to resolve promptly such matter, which good faith efforts will include at least one in-person meeting between such Executive Officers within […***…] days after the Alliance Managers’ submission of such matter to them.  If the Executive Officers are unable to reach consensus on any such matter within […***…] days after its submission to them, (i) if the matter relates to the […***…], the matter will be decided by Blueprint, provided that no decision by Blueprint on such matters may result in a Material Increase or Material Decrease in a Party’s obligations under this Agreement or otherwise conflict with this Agreement; and (ii) in the case of all other matters, the matter will be decided by Alexion (including matters regarding […***…], provided that no decision by Alexion on such matters (A) may result in a Material Increase in Blueprint’s obligations under this Agreement (including the number of FTEs that Blueprint is providing), (B) may result in a Material Decrease in Blueprint’s obligations under this Agreement (including the number of FTEs that Blueprint is providing), and associated budget, within the first […***…] months following the Effective Date, provided that, after such […***…] months period, any decrease in such Blueprint obligations will be permitted so long as it is reasonably supported by data or other results generated under the Research Plan showing an underperformance of the Research Program, (C) require Blueprint to perform any activities or other work under the Research Plan or this Agreement that would cause Blueprint to incur costs or expenses in excess of the amount of the reimbursements for FTEs and for external costs and expenses (including associated with subcontractors) Blueprint received from Alexion or (D) may otherwise conflict with this Agreement, and, further provided that, any such permitted final decision by Alexion will go into effect […***…] months after it is made and will be reflected in an amendment to the Research Plan made through the JSC.

(c)                                  Good Faith.  In conducting themselves on the JSC and JPT, and in exercising their rights under this Section 3.5, all representatives of both Parties will consider diligently, reasonably and in good faith all input received from the other Party, and will use reasonable efforts to reach consensus on all matters before them.  In exercising any decision-making authority granted to it under this Article 3, each Party will act based on its good faith judgment taking into consideration the best interests of the Licensed Products and the Research Program.

3.6                               General Authority.  It is expressly understood and agreed that the control of decision-making authority by Blueprint or Alexion, as applicable, pursuant to Section 3.5(b), so as to resolve a

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

disagreement or deadlock for any matter will not authorize either Party to perform any function or exercise any decision-making right not delegated to such Party, and that neither Blueprint nor Alexion will have any right to unilaterally modify or amend, or waive its own compliance with, the terms of this Agreement.

ARTICLE 4

CLINICAL DEVELOPMENT AND COMMERCIALIZATION

4.1                               Clinical Development.  Except as otherwise provided in Section 4.2 or relating to activities under the Research Plan, and, with respect to the Manufacture of clinical supply, Section 4.2(c), Alexion will have sole responsibility for and sole decision-making over the Development of the Licensed Products in the Field, and associated costs.

4.2                               Regulatory Responsibilities.  Except as otherwise provided in this Section 4.2 and the Research Plan, Alexion will have sole responsibility for and sole decision-making over all regulatory activities and associated costs for the Licensed Products in the Territory, both before and after obtaining Regulatory Approval.  For clarity, Blueprint will not be responsible for performing any regulatory work except as otherwise described in Section 4.2 and the Research Plan.

(a)                                 Regulatory Filings; Ownership. Alexion will lead and have sole control over preparing and submitting all regulatory filings related to the Licensed Products, including all applications for Regulatory Approval. Alexion will own any and all applications for Regulatory Approvals, the Regulatory Approvals, and other regulatory filings related to the Licensed Product which will be held in the name of Alexion or its designees. For clarity, the decision whether to file an IND for any particular Compound will be at Alexion’s sole discretion, subject to Alexion’s diligence obligations hereunder with respect to Licensed Products generally.

(b)                                 Interactions with Regulatory Authorities. Alexion will have the sole right to conduct all communications with Regulatory Authorities, including all meetings, conferences and discussions (including advisory committee meetings), with regard to Licensed Products in the Territory.

(c)                                  Blueprint Regulatory Activities.

(i)                                     The Research Plan will include activities for which Blueprint is responsible, as may be reasonably requested by Alexion to facilitate Alexion’s submission of the IND filing(s), and the reasonable cost of such activities will be included in the Research Plan budget.

(ii)                                  Blueprint will cooperate with any reasonable request from Alexion with respect to obtaining any Regulatory Approval for a Licensed Product in the Territory including (A) making its employees, consultants and other staff available to assist Alexion upon reasonable notice, (B) responding to questions raised by Alexion, and (C) making available to Alexion, in the form reasonably requested by Alexion, any and all information Controlled by Blueprint and related to the Compound or Licensed Product that is necessary or desirable to prepare, file, obtain and maintain any Regulatory Approval. Blueprint will provide any such assistance to Alexion free of charge (other than those activities expressly set out in the Research Plan) for up to […***…] hours, and, after which, Alexion will be responsible for the costs of any such assistance

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(including FTEs), provided that, in all cases, such assistance is not unduly burdensome on Blueprint’s normal business operations.

4.3                               Manufacturing.  In accordance with the express activities, timelines and budget set forth in the Research Plan, Blueprint will assist Alexion, at Alexion’s cost, in having Manufactured at a quality level to be mutually agreed upon an amount of clinical supply of Licensed Product sufficient to complete the first clinical trial.  Such Manufacturing activities under the Research Plan will be performed by a Third Party contract manufacturing organization (CMO), and the Parties together will decide whether Alexion or Blueprint will engage the CMO to perform such Manufacturing activities.  The Parties hereby agree that, for such Manufacturing activities, (a) Blueprint will use Diligent Efforts to supervise the CMO’s performance of such Manufacturing activities, (b) Blueprint’s responsibilities to Alexion under this Section 4.3 will be no more broad or rigorous than the responsibilities accepted by the CMO and any non-performance by the CMO of any such responsibilities (or any of its agreements with Blueprint regarding Manufacturing) will not be deemed a breach by Blueprint under this Agreement, and (c) Alexion will be responsible for the costs of the CMO.  Further, Blueprint will cooperate with Alexion to perform the technology transfer activities set forth in Section 2.3. Thereafter, Alexion will have sole responsibility for and sole decision-making authority over all Manufacturing activities and associated costs for the Development and Commercialization of the Licensed Products in the Field (except to the extent expressly set forth in the Research Plan).

4.4                               Commercialization.  Alexion will have sole responsibility for and sole decision-making over all Commercialization activities of the Licensed Products in the Field, and will be solely responsible for the associated costs of such Commercialization activities.

4.5                               Alexion Diligence.  Alexion will use Commercially Reasonable Efforts to Develop and Commercialize […***…] in the Field in all of the Major Markets. For the avoidance of doubt, the commitment to use Commercially Reasonable Efforts will not preclude the suspension or discontinuation by Alexion of the Development or Commercialization of any Compound or Licensed Product, if appropriate, based on any of the Relevant Factors or on the basis of a Regulatory Event.

4.6                               Annual Update Meetings.  Commencing upon the completion of the Research Plan and continuing until the end of registration clinical studies, the Parties will meet once per calendar year in person approximately […***…] months following the annual report sent by Alexion pursuant to Section 4.7, during which time Alexion will provide Blueprint with a reasonably detailed update on the Development and Commercialization of the Licensed Products by Alexion and its Affiliates and Sublicensees.  Each Party will bear its own costs and expenses regarding such meetings.

4.7                               Reports by Alexion.  Alexion will prepare and maintain, and will cause its Affiliates and Sublicensees to prepare and maintain, reasonably complete and accurate records regarding the Development and Commercialization of Licensed Products in the Field.  Commencing upon the completion of the Research Plan and continuing for the Term, Alexion will provide to Blueprint a reasonably detailed annual report regarding such efforts once per calendar year in the […***…].  Such report will contain sufficient detail to enable Blueprint to assess Alexion’s compliance with its Development and Commercialization obligations under this Article 4.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

ARTICLE 5

LICENSES AND EXCLUSIVITY

5.1                               Licenses to Alexion.

(a)                                 Subject to the terms and conditions of this Agreement, Blueprint hereby grants to Alexion an exclusive license (even as to Blueprint), with the right to sublicense […***…] (as permitted in accordance with Section 5.3), under the Blueprint Licensed Technology, to Exploit the Licensed Products and the Compounds in the Field in the Territory; provided, however, that (i) […***…] and […***…]  For clarity, the use rights granted under this license will not be exercised in a manner to broaden the limited Research and Development described in the foregoing Clause (i) and permitted for pre-Commercialization activities.

(b)                                 Alexion will not […***…] but will be permitted to exercise the rights granted under Sections 5.1(a)(i)(B) and (C) of this Agreement.

(c)                                  In exercising its rights under this Agreement, Alexion will Research, Develop and Commercialize Compounds […***…].

5.2                               Blueprint Retained Rights; Licenses to Blueprint.

(a)                                 Notwithstanding the exclusive licenses granted to Alexion pursuant to Section 5.1, Blueprint and its Affiliates hereby retain (i) […***…]  Blueprint will remove the Pre-Development Candidates and the lead and back-up Development Candidates from Blueprint’s compound libraries at the time of each such Compound’s designation; provided that, if such removal is not feasible, Blueprint will prevent the collection and maintenance of data from Research activities based on the use of Pre-Development Candidates and Development Candidates.

(b)                                 Subject to the terms and conditions of this Agreement, Alexion hereby grants to Blueprint a non-exclusive, sublicensable (as permitted in accordance with Section 5.3), royalty-free, fully-paid license under the Alexion Licensed Technology solely to conduct the activities assigned to Blueprint under the Research Plan.

(c)                                  Subject to the terms and conditions of this Agreement, Alexion hereby grants to Blueprint […***…]. Subject to the terms and conditions of this Agreement, Alexion hereby grants to Blueprint […***…], either alone or with subcontractors or consultants, for the purpose of ensuring compliance with the terms and conditions of this Agreement.

5.3                               Sublicensing.

(a)                                 Scope of Permissible Sublicensing.

(i)                                     The license granted by Blueprint to Alexion in Section 5.1(a) may be sublicensed by Alexion to: (A) an Affiliate of Alexion without any requirement of consent, provided that such sublicense to an Affiliate of Alexion will immediately terminate if and when such party ceases to be an Affiliate of Alexion, or (B) a Third Party without any requirement of consent, provided that Alexion promptly notifies Blueprint of such sublicense, and provided that, in each case of (A) and (B), (1) Alexion will ensure that the financial terms included in Article 6

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

that are applicable to the scope of the sublicense granted remain unchanged, (2) Blueprint’s obligations to such sublicensed Affiliate or Sublicensee will be no broader than Blueprint’s obligations were to Alexion under this Agreement prior to Alexion’s grant of such a sublicense, and (3) Alexion will be liable for any act or omission of any such sublicensed Affiliate or Sublicensee that is a breach of any of Alexion’s obligations under this Agreement as though the same were a breach by Alexion, and Blueprint will have the right to proceed directly against Alexion without any obligation to first proceed against such sublicensed Affiliate or Sublicensee, (4) Alexion will ensure that Alexion receives from the sublicensee all rights necessary for Alexion to grant to Blueprint the rights and licenses upon termination of the Agreement set forth in Section 11.5(a)(v), and (5) such sublicensed Affiliate or Sublicensee will undertake in writing obligations of confidentiality and non-use regarding Confidential Information that are at least as protective as those undertaken by Alexion with respect to Confidential Information pursuant to Article 10 hereof.

(ii)                                  The license granted by Alexion to Blueprint in Section 5.2(b) may be sublicensed by Blueprint to a subcontractor to perform Blueprint’s assigned responsibilities under the Research Plan upon prompt written notice to Alexion and in compliance with Section 2.5.

5.4                               No Implied Licenses.  Except as explicitly set forth in this Agreement, neither Party grants to the other Party any license or other rights, express or implied, under any intellectual property rights.

5.5                               Blueprint Third Party Payments.

(a)                                 Blueprint will be responsible for all payments associated with any agreements related to the Blueprint Licensed Technology that exist as of the Effective Date, except as otherwise agreed by Alexion in writing.  For clarity, to the extent payments under those agreements are incurred by Blueprint pursuant to the Research Plan, such payments will not be reimbursed by Alexion unless they are specifically included under the Research Plan budget as an amount to be reimbursed by Alexion.

(b)                                 In the event that, after the Effective Date, Blueprint in-licenses Blueprint Licensed Technology that would be deemed Controlled for purposes of the license granted to Alexion under Section 5.1(a) but for Blueprint owing payments under the agreement for such in-licensed Blueprint Licensed Technology on account of any sublicense granted thereunder to Alexion or its Affiliates or Sublicensees, Blueprint will notify Alexion of the existence of and anticipated amounts of such payments and Alexion will have the right to decline a sublicense to such in-licensed Blueprint Licensed Technology or take such sublicense, in which case Alexion agrees to comply with any obligations under such agreement of Blueprint that apply to Alexion and of which Alexion was informed by Blueprint, including, without limitation, any obligation to make such payments.  In the event Alexion elects to take such sublicense, Alexion will make such payments to Blueprint within […***…] days of receiving an invoice from Blueprint for the same.

5.6                               Exclusivity.

(a)                                 Indication Exclusivity.  During the Exclusivity Term, Blueprint will not (i) alone or with others, research (or fund any research), develop, make, use, sell, offer for sale, or import any […***…] or (ii) discuss or enter into negotiations with any Third Party regarding a license or other disposition of rights relating to the same.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(b)                                 Molecule Exclusivity.

(i)                                     During the Exclusivity Term, outside of activities that may be set out in the Research Plan or in this Section 5.6(b)(i), Blueprint will not (A) alone or with others, research (or fund any research), develop, make, use, sell, offer for sale, or import any Protected Compound for any purpose, […***…].

(ii)                                  Further, during the Exclusivity Term, outside of activities that may be set out in the Research Plan or in Section 4.3, Blueprint will not (A) alone or with others, research (or fund any research), develop, make, use, sell, offer for sale, or import any Compound for any purpose, […***…] (B) discuss or enter into negotiations with any third party regarding a license or other disposition of rights relating to the same.

(iii)                               Blueprint will use reasonable efforts to identify and will maintain a list of all Protected Compounds during the Term.  Further, during the Research Term and for the shorter of (A) […***…] years following the end of the Research Term and (B) […***…], Blueprint will annually certify to Alexion that such list is being maintained.

(c)                                  Target Exclusivity.  During the Exclusivity Term, other than pursuant to this Agreement, Blueprint will not (i) alone or with others, research (or fund any research), develop, make, use, sell, offer for sale, or import any molecules with the goal of inhibiting the Target, or any […***…] approaches to inhibit or replace the Target, or (ii) discuss or enter into negotiations with any Third Party regarding a license or other disposition of rights relating to the same.

ARTICLE 6

FINANCIALS

6.1                               Upfront Payment.  No later than […***…] days after the Effective Date, Alexion will pay to Blueprint a one-time, non-refundable, non-creditable payment of […***…].

6.2                               Pre-Clinical and Development Milestone Payments.  In consideration for the rights granted to Alexion under this Agreement:

(a)                                 Pre-Clinical Milestone Payments.  Alexion will make the following pre-clinical milestone payments to Blueprint once for the first Compound that achieves the corresponding pre-clinical milestone event.

TABLE 1

	Pre-clinical Milestone Event	Milestone Payment
(1)	[…***…]	[…***…]
(2)	[…***…]	[…***…]
(3)	[…***…]	[…***…]
(4)	[…***…]	[…***…]
(5)	[…***…]	[…***…]
	Total potential Preclinical Milestones	[…***…]

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(b)                                 Development Milestone Payments.

(i)                                     In addition, Alexion will make the following Development milestone payments to Blueprint once for the first Licensed Product that achieves the corresponding Development milestone event.

TABLE 2

	Development Milestone Event — first Licensed Product	Milestone Payment
(1)	[…***…]	[…***…]
(2)	[…***…]	[…***…]
(3)	[…***…]	[…***…]
(4)	[…***…]	[…***…]
(5)	[…***…]	[…***…]
(6)	[…***…]	[…***…]
(7)	[…***…]	[…***…]
(8)	[…***…]	[…***…]
(9)	[…***…]	[…***…]
(10)	[…***…]	[…***…]
	Total Potential Development Milestone Payments for first Licensed Product	[…***…]

(ii)                                  Further, Alexion will make the following Development milestone payments to Blueprint once for a second Licensed Product containing a different Compound from the first Licensed Product on which Development milestone payments were paid.

TABLE 3

	Development Milestone Event — second Licensed Product	Milestone Payment
(1)	[…***…]	[…***…]
(2)	[…***…]	[…***…]
(3)	[…***…]	[…***…]
(4)	[…***…]	[…***…]
(5)	[…***…]	[…***…]
(6)	[…***…]	[…***…]
	Total Potential Development Milestone Payments for the second Licensed Product	[…***…]

(c)                                  Clarification.

(i)                                     If any particular Licensed Product achieves any Development milestone event more than once, only one payment will be due.

(ii)                                  Each Development milestone payment in TABLE 2 and TABLE 3 will be payable for the first Licensed Product to achieve such milestone event, provided that, if a Licensed Product is replaced with a different Licensed Product at any point in Development, then no milestone payment already paid for a milestone event achieved by the replaced Licensed Product will be payable for the replacement Licensed Product, provided that milestone events not yet achieved by the replaced Licensed Product would remain payable for the replacement

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Licensed Product, but, further provided that, in the event a first Licensed Product is abandoned at a time when a second Licensed Product is in Development, then such second Licensed Product will replace such first Licensed Product for payment of the remaining TABLE 2 milestone payments (i.e., those not previously achieved by such first Licensed Product) and the next License Product to be Developed will replace such second Licensed Product for payment of the remaining TABLE 3 milestone payments (i.e., those not previously achieved by such second Licensed Product).

(iii)                               The Development Milestone Events (1) — (3) in TABLE 2 and (1) — (2) in TABLE 3 (the “Clinical Milestone Events”) are intended to be successive. If any Clinical Milestone Event is reached without achieving a preceding Clinical Milestone Event, then the corresponding milestone payment for such preceding Clinical Milestone Event will be paid upon the achievement of the later Clinical Milestone Event.

(iv)                              For clarity, the milestone payments under this Section 6.2 will be owed and payable to Blueprint whether the milestone event triggering such milestone payment was achieved by Alexion or any of its Affiliates or Sublicensees.

(d)                                 Notice; Payment.  Alexion will notify and pay to Blueprint the amounts set forth in this Section 6.2 within […***…] days after the achievement of the applicable milestone event by Alexion, its Affiliate or a Sublicensee.  Each such payment will be made by wire transfer of immediately available funds into an account designated by Blueprint.  Each such payment is non-refundable and non-creditable against any other payments due hereunder.

6.3                               Commercial Milestone Payments.

(a)                                 Alexion will make each of the commercial milestone payments indicated below to Blueprint once for the first Licensed Product and for the second Licensed Product when annual worldwide Net Sales of such first Licensed Product or second Licensed Product, as applicable, across all indications in the Territory in a given calendar year first reach the dollar values indicated below during the Term.

TABLE 4

	Commercial Milestone Event, payable once for the first Licensed Product and second Licensed Product	Milestone Payment
(1)	[…***…]	[…***…]
(2)	[…***…]	[…***…]
(3)	[…***…]	[…***…]
	Total Potential Pre-Clinical, Development and Commercial Milestone Payments — first Licensed Product	[…***…]
	Total Potential Development and Commercial Milestone Payments — second Licensed Product	[…***…]

(b)                                 Notice; Payment.  Alexion will notify and pay to Blueprint the amounts set forth in this Section 6.3 within […***…] days after the achievement of the applicable milestone event by Alexion, its Affiliate or a Sublicensee.  Each such payment will be made by wire transfer of immediately

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

available funds into an account designated by Blueprint.  Each such payment is non-refundable and non-creditable against any other payments due hereunder.

6.4                               Royalties.

(a)           Alexion will pay to Blueprint non-refundable, non-creditable royalties on a Licensed Product-by-Licensed Product and country-by-country basis on annual worldwide Net Sales during a calendar year during the Royalty Term at the royalty rates set forth below:

[…***…]	Royalty Rate

[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

[…***…]	Royalty Rate

[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

By way of example, and without limitation, if, following the First Commercial Sale, the aggregate Net Sales of a Licensed Product in the Territory in a particular calendar year is […***…], the amount of royalties payable under this Section 6.4(a) will be as follows: […***…]

(b)                                 Royalty Term.  The royalty term (“Royalty Term”) for a Licensed Product will begin with […***…], and will expire on a Licensed Product-by-Licensed Product and country-by-country basis upon the later of clause (i), (ii) or (iii) below:

(i)                                     expiration of the last to expire Valid Claim in that country under the Blueprint Licensed Technology that is a composition of matter or method of use claim Covering such Licensed Product,

(ii)                                  the first expiration of the longest Regulatory Exclusivity that starts upon Regulatory Approval/launch for such Licensed Product in such country (including orphan and NCE exclusivity), or

(iii)                               […***…].

(c)                                  Additional Royalty Provisions.

(i)                                     General.  The royalties payable under Section 6.4(a) will be subject to the following:

(A)                               only one royalty will be payable hereunder with respect to each Licensed Product unit;

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(B)                               royalties when owed or paid hereunder will be non-refundable and non-creditable and, except as set forth in Section 6.6, not subject to set-off; and

[…***…]

(ii)                                  Royalty Reductions.

(A)                               If, pursuant to Sections 6.4(a) and 6.4(b), any royalties are payable on Net Sales of a Licensed Product attributable to any country in the Territory where there is no composition of matter or method of use Valid Claim in an issued patent in such country Covering such Licensed Product ([…***…]) and there is no applicable Regulatory Exclusivity for such Licensed Product in such country, then the royalty rates applicable to those Net Sales of such Licensed Product for such country will be reduced by […***…] from those set forth in Section 6.4(a).

(B)                               If, pursuant to Sections 6.4(a) and 6.4(b), any royalties are payable on Net Sales of a Licensed Product attributable to any country in the Territory where there is no composition of matter or method of use Valid Claim in an issued patent in such country Covering such Licensed Product […***…] but there is applicable Regulatory Exclusivity for such Licensed Product in such country, then the royalty rates applicable to those Net Sales of such Licensed Product for such country will be reduced by […***…] from those set forth in Section 6.4(a).

(iii)                               Third Party Offsets.  Alexion will have the right to reduce (A) royalties payable to Blueprint pursuant to this Section 6.4 based on royalties and damages paid to Third Parties attributable to Alexion’s use of Blueprint’s library screening technology (but not any Compounds), and (B) royalties and up to […***…] in Development milestones from Phase II onwards, payable to Blueprint pursuant to this Section 6.4 and Section 6.2(b), respectively, by […***…] of the payments Alexion pays to Third Parties to license any patent rights that are necessary or useful to develop, make, use, sell, offer for sale, or import Licensed Products for their commercialization, provided, in each case of (A) and (B), the royalty rates will not be reduced by more than […***…] from those set forth in Section 6.4(a).

(iv)                              Minimum Royalties.  Notwithstanding any multiple reductions or offsets that may be taken pursuant to this Agreement, except as provided in Section 11.5(b)(i)(A), in no event will the royalty rates under this Agreement fall below […***…] of the royalty rates set forth in Section 6.4(a), with any excess to be carried forward into the immediately following royalty period.

6.5                               Royalty Payments and Reports. During the Royalty Term, within […***…] days after the end of each calendar quarter, Alexion shall provide a royalty report, on a Licensed Product-by-Licensed Product basis, to Blueprint showing:

(a)                                 the Net Sales of each Licensed Product received by Alexion, its Affiliates and (sub)licensees during such calendar quarter reporting period, and […***…]);

(b)                                 the royalties payable in United States dollars which shall have accrued hereunder with respect to such Net Sales;

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(c)                                  withholding taxes, if any, required by Applicable Law to be deducted with respect to such royalties; and

(d)                                 the rate of exchange with supporting calculations, determined in accordance with Section 6.9, used by Alexion in determining the amount of United States dollars payable hereunder.

Alexion shall pay to Blueprint the royalties for each calendar quarter at the time of submission of Alexion’s royalty report. If no royalty is due for any royalty period hereunder following commencement of the reporting obligation, Alexion shall so report.

6.6                               Other Amounts Payable.  Within […***…] days after the end of each calendar quarter, each Party will invoice the other Party for any amounts owed by the other Party under this Agreement that are not otherwise accounted for in this Article 6, including payments by Alexion to Blueprint under the Research Plan in accordance with Section 2.2(b), and payments made on account of expenses and recoveries pursuant to Section 7.2.  The invoicing Party will have the right to offset part or all of such invoiced amounts (but not any other amounts that may be owed) against payments owed to the other Party by the invoicing Party pursuant to this Article 6 (including payments in respect of milestones or royalties).  The owing Party will pay any undisputed amounts that have not been so offset within […***…] days of receipt of the invoice, and any disputed amounts owed by a Party will be paid (or offset) within […***…] days of resolution of the dispute.

6.7                               Taxes.

(a)                                 Taxes on Income.  Each Party will be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the collaborative efforts of the Parties under this Agreement.

(b)                                 Tax Cooperation.  The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Alexion to Blueprint under this Agreement.  Without limiting the generality of the foregoing, Blueprint will provide Alexion any tax forms and other information that may be reasonably necessary in order for Alexion to not withhold tax.  Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax.

(c)                                  Payment of Tax.  To the extent Alexion is required by Applicable Law to deduct and withhold taxes on any payment to Blueprint, Alexion will pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Blueprint an official tax certificate or other evidence of such withholding sufficient to enable Blueprint to claim such payment of taxes.

6.8                               Blocked Currency.  If by Applicable Law or fiscal policy of a particular country, conversion into U.S. dollars or transfer of funds of a convertible currency to the United States is restricted or forbidden, royalties accrued in that country shall be paid to Blueprint in the country in local currency by deposit in a local bank designated by Blueprint, unless the Parties otherwise agree.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

6.9                               Foreign Exchange.  The rate of exchange to be used in computing the amount of currency equivalent in U.S. dollars of Net Sales received in other currencies will be the rate of exchange at the close of business on the date Alexion receives the payment from the Alexion customer. Each daily exchange rate will be obtained from Thomson Reuters or, if not so available, as otherwise agreed by the Parties. For purposes of calculating the Net Sales thresholds set forth in Sections 6.3(a) and 6.4(a), the aggregate Net Sales with respect to each calendar quarter within a calendar year will be calculated based on the rate of exchange at the close of business on the date in which such Net Sales occurred, in a manner consistent with the exchange rate procedures set forth in this Section 6.9.

6.10                        Late Payments.  If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest will thereafter accrue on the sum due to such Party from the due date until the date of payment at a per-annum rate of […***…] above the prime rate as reported in The Wall Street Journal, Eastern Edition, or the maximum rate allowable by Applicable Law, whichever is less.

6.11                        Financial Records; Audits.  Alexion will maintain, and will cause its Affiliates and its Sublicensees to maintain, complete and accurate records in sufficient detail to permit Blueprint to confirm the achievement of commercial milestones, royalty payments and other compensation or reimbursement payable to Blueprint under this Agreement.  Upon reasonable prior notice, such records will be open during regular business hours for a period of […***…] years from the creation of individual records for examination at Blueprint’s expense, and not more often than once each calendar year, by an independent certified public accountant selected by Blueprint and reasonably acceptable to Alexion for the sole purpose of verifying for Blueprint the accuracy of the financial statements or reports or commercial milestone notices furnished by Alexion  pursuant to this Agreement or of any payments made, or required to be made, by Alexion to Blueprint pursuant to this Agreement.  Any such auditor will not disclose Alexion’s Confidential Information to Blueprint, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Alexion or the amount of payments due by Alexion under this Agreement.  Any amounts shown to be owed but unpaid will be paid within […***…] days after the accountant’s report, plus interest (as set forth in Section 6.10) from the original due date (unless challenged in good faith by Alexion, in which case any undisputed portion will be paid in accordance with the foregoing timetable, any dispute with respect to such challenge will be resolved in accordance with Article 12, any remaining disputed portion will be paid within […***…] days after resolution of the dispute, and interest will not accrue with respect to the disputed portion during the period of time the dispute is being resolved).  Blueprint will bear the full cost of such audit unless such audit reveals an underpayment by Alexion that resulted from a discrepancy in a report that Alexion provided to Blueprint during the applicable audit period, which underpayment was more than […***…] of the amount set forth in such report, in which case Alexion will bear the full cost of such audit. In the event that Alexion has overpaid Blueprint, Alexion shall have the right to invoice Blueprint for such overpayment (but in any event no later than […***…] days after Alexion’s receipt of the independent report so concluding) and Blueprint shall, as soon as practicable after receipt of such invoice, refund such overpayment by Alexion; provided, however, that, at Blueprint’s option, Blueprint may instead allow Alexion to credit the amount of any such overpayment against future milestone or royalty payments owed by Alexion hereunder.

6.12                        Manner and Place of Payment.  All payments owed under this Agreement will be made by wire transfer in immediately available funds to a bank and account designated in writing by Blueprint or Alexion (as applicable), unless otherwise specified in writing by such Party.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

ARTICLE 7

INTELLECTUAL PROPERTY

7.1                               Ownership of Research Program IP.

(a)                                 As between the Parties, Blueprint will solely own all right, title and interest in and to […***…]; and (iv) other technology improvements directed to the subject matter of Clauses (ii) and (iii), and all intellectual property rights pertaining to the foregoing (collectively, the “Blueprint IP”).  During the Research Term and for a period of […***…] thereafter, the Parties will promptly disclose to each other any Blueprint IP conceived, first reduced to practice or otherwise made by or on behalf of the disclosing Party, and will provide the non-disclosing Party such documentation regarding the same as such non-disclosing Party may reasonably request.  Alexion, for itself and on behalf of its Affiliates, licensees and sublicenses, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Blueprint all right, title and interest in and to Blueprint IP (unless already owned by Blueprint).  Alexion will cooperate, and will cause the foregoing persons and entities to cooperate, with Blueprint to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership.

(b)                                 As between the Parties, Alexion will solely own all right, title and interest in and to […***…], and all intellectual property rights pertaining thereto, […***…] (collectively, the “Alexion IP”).  […***…].  During the Research Term and for a period of […***…] months thereafter, the Parties will promptly disclose to each other any Alexion IP conceived, first reduced to practice or otherwise made by or on behalf of the disclosing Party, and will provide the non-disclosing Party such documentation regarding the same as the non-disclosing Party may reasonably request.  Blueprint, for itself and on behalf of its Affiliates, licensees and sublicenses, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Alexion all right, title and interest in and to Alexion IP (unless already owned by Alexion).  Blueprint will cooperate, and will cause the foregoing persons and entities to cooperate, with Alexion to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership.

(c)

(i)                                     Other than Blueprint IP and Alexion IP, after the end of the Research Term or with respect to any Development Candidate following completion of GLP toxicology studies for the lead Development Candidate, each Party will own all inventions, ideas and discoveries, and all intellectual property rights pertaining thereto, that it conceives or otherwise makes in the course of exercising its rights or performing its responsibilities under this Agreement, but, in any event, excluding Blueprint IP (collectively, “Other IP”).  Other IP conceived or made solely by Blueprint will be solely owned by Blueprint (“Blueprint Other IP”), Other IP conceived or made solely by Alexion will be solely owned by Alexion (“Alexion Other IP”), and Other IP conceived or made jointly by Blueprint and Alexion will be jointly owned by both Parties (“Joint Other IP”).

(ii)                                  Each Party will promptly disclose to the other any Blueprint Other IP (but, for clarity in the case of Blueprint, not including inventions, ideas and discoveries, and all intellectual property rights pertaining thereto, that Blueprint conceives or otherwise makes in the

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

course of exercising its retained rights under Sections 5.2(a) and 5.6(b)(i) or the license rights under Section 5.2(c)) or Alexion Other IP, as applicable, conceived, first reduced to practice or otherwise made by or on behalf of the disclosing Party, and Controlled by the disclosing Party, and will provide to the non-disclosing Party such documentation regarding the same as the non-disclosing Party may reasonably request, (i) during the Research Term and for a period of […***…] thereafter in the case of Alexion Other IP, and (ii) during the Research Term and for a period of […***…] years thereafter in the case of Blueprint Other IP.

(iii)                               Each Party will have an undivided one-half interest in and to the Joint Other IP.  Each Party will exercise its ownership rights in and to such Joint Other IP, including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, without an accounting or obligation to, or consent required from, the other Party, but subject to the licenses hereunder and the other terms and conditions of this Agreement.  At the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint Other IP.  Each Party, for itself and on behalf of its Affiliates, licensees and sublicenses, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to the other Party a joint and undivided interest in and to all Joint Other IP.

(d)                                 This Agreement will be understood to be a joint research agreement in accordance with 35 U.S.C. §102(c) to Develop and Commercialize Compounds and Licensed Products, provided that neither Party will (i) unilaterally invoke the protections of or (ii) be required by this reference to have any Patent take advantage of or become subject to, the available exceptions to 35 U.S.C. 102 and 103 based on 35 U.S.C. §102(c), except with the prior written consent of the other Party.

7.2                               Prosecution, Maintenance & Enforcement of Research Program IP.

(a)                                 Blueprint Other IP or Alexion Other IP.  Each Party will have the sole right, responsibility and discretion to file, prosecute (including the defense of any oppositions, interferences, reissue proceedings, reexaminations and other post-grant proceedings originating in a patent office), maintain and enforce intellectual property rights pertaining to the Other IP that it solely owns at such Party’s sole cost.

(b)                                 Joint Other IP.  The Parties will confer and collaborate on matters of prosecution (including the defense of any oppositions, interferences, reissue proceedings, reexaminations and other post-grant proceedings originating in a patent office), maintenance and enforcement of the Joint Other IP.  The filing, prosecution and maintenance, and the enforcement and defense, of any Patents within the Joint Other IP will be jointly managed by the Parties on mutually agreeable terms to be entered into by the Parties at the time any such Patents are first filed, and all recoveries and out-of-pocket costs and expenses arising from those activities, absent further agreement, will be shared equally by the Parties in accordance with Section 6.6 (provided that sufficient advance written notice of any such costs or expenses is given to the Party not incurring same), provided that if either Party elects not to pay any such costs or expenses for any such Patent, the Parties will meet and agree upon an equitable way to treat such Patent.

(c)                                  Alexion IP.  Alexion will have the sole right, responsibility and discretion to file, prosecute (including the defense of any oppositions, interferences, reissue proceedings, reexaminations and other post-grant proceedings originating in a patent office), maintain and enforce intellectual property rights pertaining to the Alexion IP at its sole cost.

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(d)                                 Prosecution & Maintenance of Blueprint IP.

(i)                                     Blueprint IP Patents.  Subject to Section 7.2(d)(ii), Blueprint will be responsible for the preparation, filing, prosecution (including the defense of any oppositions, interferences, reissue proceedings, reexaminations and other post-grant proceedings originating in a patent office) and maintenance of any Patents within the Blueprint IP (such Patents, the “Blueprint IP Patents”).  Blueprint will provide to Alexion all patent office papers promptly upon receipt, and drafts of responses to office actions from and other substantive filings with any patent offices regarding the Blueprint IP Patents sufficiently in advance before their submission to enable review and comment by Alexion, and Blueprint will consider in good faith all comments timely made by Alexion.  Subject to Section 7.2(d)(ii), Blueprint will be responsible for (A) […***…] and (B) […***…], and (3) improvements to subject matter in Clauses (1) and (2).  In the event Blueprint chooses to abandon any Patent or to not file or otherwise pursue any Patent within the Blueprint IP Patents that Alexion wishes to maintain or pursue and for which Alexion […***…], Blueprint will first notify Alexion and Alexion will have the right, but not the obligation, to assume the preparation, filing, maintenance and/or prosecution of such Patent, in Blueprint’s name, and Alexion […***…].  If Alexion elects to assume the preparation, filing, maintenance and/or prosecution of any such Patent, Alexion will provide to Blueprint all patent office papers promptly upon receipt, and drafts of responses to office actions from and other substantive filings with any patent offices regarding such Patent sufficiently in advance before their submission to enable review and comment by Blueprint, and Alexion will consider in good faith all comments timely made by Blueprint. Notwithstanding the foregoing, if Alexion notifies Blueprint in writing that it does not wish to pay for a Blueprint IP Patent in a given country (each such country, an “Excluded Country”), then (a) Blueprint may continue to prepare, file, prosecute or maintain such Blueprint IP Patent in such Excluded Country, in its sole discretion, (b) the licenses granted in Section 5.1 will terminate with respect to such Blueprint IP Patent in such Excluded Country, and (c) Alexion will not be responsible for paying the Patent Costs for such Blueprint IP Patent in such Excluded Country that are incurred on or after the date of such notice.

(ii)                                  Specific Patents; Intermediate Patents.

(A)                               At the time each of the […***…] in accordance with the Research Plan and throughout the Term thereafter, the Parties, acting in good faith, will work together to identify for filing:(I) […***…] (the “Specific Patents”), and (II) […***…] (such other Blueprint IP Patents, the “Intermediate Patents”).  Blueprint will use Diligent Efforts to file such Specific Patents and Intermediate Patents, in each case for which Alexion will assume prosecution and maintenance and pay all Patent Costs as set forth in Sections 7.2(d)(ii)(B) and 7.2(d)(ii)(C).  For the sake of clarity, Specific Patents and Intermediate Patents may include […***…]For the sake of clarity, […***…]Further, for clarity[…***…].

(B)                               Alexion will have the option (by written notice to Blueprint) to assume responsibility for (I) […***…] In the event the claims of any Patent within the Intermediate Patents Cover […***…] beyond those described in clauses (1) or (2) of Section 7.2(d)(ii)(A) above, then such Patent will […***…]. In the event any claim of any Specific Patent is broadened during prosecution beyond the definition of a Specific Patent, then, unless such Patent meets the definition of an Intermediate Patent, […***…].

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(C)                               In the event Alexion exercises its option to assume any of the […***…] set forth in Section 7.2(d)(ii)(B) with respect to […***…], Alexion will […***…].  Further, Alexion will provide to Blueprint all patent office papers promptly upon receipt, and drafts of responses to office actions from and other substantive filings with any patent offices regarding the Specific Patents or the Intermediate Patents sufficiently in advance before their submission […***…].

(iii)                               Patent Term Extensions.  With respect to Licensed Products, Alexion will have lead responsibility, in consultation with Blueprint for Specific Patents and Intermediate Patents, to apply for and obtain any patent term extension or related extension of rights, including supplementary protection certificates and similar rights, for any Specific Patents or Intermediate Patents anywhere in the Territory.  If the Parties disagree on the appropriate strategy with respect to such an extension of a Specific Patent or Intermediate Patents under the preceding sentence, the disagreement will be resolved in accordance with Article 12.  Each Party will provide reasonable assistance to the other Party in connection with obtaining any such extensions for the Specific Patents and Intermediate Patents consistent with such strategy.  To the extent reasonably and legally required in order to obtain any such extension in a particular country, each Party will make available to the other a copy of the necessary documentation to enable such other Party to use the same for the purpose of obtaining the extension in such country. With respect to products other than Licensed Products, Blueprint will have the sole right, but agrees to consult with Alexion, to apply for and obtain any patent term extension or related extension of rights, including supplementary protection certificates and similar rights, for any Blueprint IP Patents that are not Specific Patents or Intermediate Patents.  Blueprint shall have no right to seek an extension of a Specific Patent or Intermediate Patent except in connection with a Licensed Product and in consultation with Alexion as set forth in this paragraph.

(iv)                              Orange Book Listings.  Alexion will have lead responsibility for making any filing with respect to any Blueprint IP Patent and Licensed Products in connection with the FDA’s Orange Book, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents.  Alexion will consult with Blueprint regarding the strategy therefor.  If the Parties disagree on the appropriate strategy with respect to such a filing, the disagreement will be resolved in accordance with Article 12.  Each Party will provide reasonable assistance to the other Party in connection with any such filing.

(e)                                  Cooperation.  Each Party will provide the other Party all reasonable notice, assistance and cooperation in the Patent prosecution efforts provided in this Section 7.2, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.

(f)                                   Enforcement & Defense of Blueprint IP Patents.

(i)                                     Enforcement

(A)                               Notification.  Each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected Competitive Infringement by a Third Party, and will, along with such notice, supply the other Party with any evidence in its possession pertaining thereto.  For purposes of this Agreement, “Competitive Infringement” means any allegedly infringing activity with respect to (1) any Compound (including the composition of matter, use, formulation and manufacture thereof) or (2) any compound within the claim scope of

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the Blueprint IP Patents that […***…] (including the composition of matter, use, formulation and manufacture thereof).

(B)                               Enforcement Rights.  Alexion will have the first right (but not the obligation) to bring a suit or other action to enforce the Blueprint IP Patents against a Third Party with respect to any Competitive Infringement (and to defend any related counterclaim), at Alexion’s expense.  Alexion will have a period of […***…] days after its receipt or delivery of notice and evidence pursuant to Section 7.2(f)(i)(A), to elect to so enforce the Blueprint IP Patents (or to settle or otherwise secure the abatement of such Competitive Infringement).  Blueprint may be represented by counsel of its choice in any such suit or action, at Blueprint’s expense, acting in an advisory but not controlling capacity.  In the event Alexion does not so elect (or settle or otherwise secure the abatement of such Competitive Infringement), it will so notify Blueprint in writing, and Blueprint will have the right (but not the obligation) to commence a suit or take action, at Blueprint’s expense, to enforce the Blueprint IP Patents with respect to such Competitive Infringement (and to defend any related counterclaim), provided that Blueprint will have to obtain the prior written consent of Alexion (such consent not to be unreasonably withheld) before commencing any such suit or action unless Alexion’s failure to enforce the Blueprint IP Patents with respect to such Competitive Infringement would materially reduce the royalties payable to Blueprint under this Agreement in which case such prior consent will not be required.  Each Party will provide to the Party enforcing any such rights under this Section 7.2(f)(i)(B) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such suit or action as a party plaintiff if required to perfect or maintain jurisdiction to pursue such suit or action.  The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts, and will reasonably consider the other Party’s comments on any such efforts.  The enforcing Party will incur no liability to the other Party as a consequence of such enforcement efforts or any unfavorable decision resulting therefrom, including any decision holding any Blueprint IP Patent invalid or unenforceable.

(C)                               Settlement.  Without the prior written consent of the other Party, neither Party will settle any suit or action that it brought under Section 7.2(f)(i)(B) in any manner that would limit or restrict the ability of either Party to Exploit any Licensed Products anywhere in the Territory.

(D)                               Expenses and Recoveries.  A Party bringing a suit or action under Section 7.2(f)(i)(B) will be solely responsible for any expenses incurred by such Party as a result of such suit or action.  If such Party recovers monetary damages in such suit or action, such recovery will be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation, and any remaining amount will be distributed as follows: (x) to the extent such damages are based on lost profits, such amount will be treated as if it were Net Sales of Licensed Products under this Agreement (and, for clarity, any such amounts will be considered in the calculation of annual Net Sales for purposes of Section 6.4(a)), and (y) […***…], and (2) if Blueprint was the controlling Party, such amount will be divided as […***…] to Blueprint and […***…] to Alexion.

(ii)                                  Defense.  Except as set forth in Section 7.2(d), to the extent any Party receives notice by counterclaim, or otherwise, alleging the invalidity or unenforceability of any Blueprint IP Patent, it will bring such fact to the attention of the other Party, including all relevant

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

information related to such claim.  Where such allegation is made in an opposition, reexamination, interference, post-grant proceeding or other patent office proceeding, the provisions of Section 7.2(d) will apply.  Where such allegation is made in a declaratory judgment action, a counterclaim to a suit or other action brought under Section 7.2(f), the provisions of Section 7.2(f) will apply.

7.3                               Defense of Infringement Actions.  During the Term, each Party will bring to the attention of the other Party non-confidential information regarding potential infringement or any claim of infringement of Third Party intellectual property rights resulting from the practice of Blueprint IP Patents for Research, Development, Manufacture or Commercialization of Compounds or Licensed Products in the Territory.  At the request of either Party, the Parties will discuss such information and how to handle such matter.  Subject to Article 9, each Party will be solely responsible for defending any action, suit, or other proceeding brought against it alleging infringement of Third Party intellectual property rights in connection with its activities under this Agreement.  This Section 7.3 will not be interpreted as placing on either Party a duty of inquiry regarding Third Party intellectual property rights.

7.4                               Patent Marking.  Alexion will, and will require its Affiliates and Sublicensees, to mark Licensed Products sold by it hereunder with appropriate patent numbers or indicia to the extent required by Applicable Law.

7.5                               Personnel Obligations.  Prior to beginning work under this Agreement relating to any Research, Development or Commercialization of a Compound or Licensed Product, each employee, agent or independent contractor of Alexion or Blueprint or of either Party’s respective Affiliates or Sublicensees will be bound by non-disclosure and invention assignment obligations which are consistent with the obligations of Alexion or Blueprint, as appropriate, in this Article 7, to the extent permitted by Applicable Law, including: (a) promptly reporting any invention, discovery, process or other intellectual property right; (b) assigning to Alexion or Blueprint, as appropriate, all of his or her right, title and interest in and to any invention, discovery, process or other intellectual property right; (c) in the case of employees, agents, or independent contractors working in the United States, taking actions reasonably necessary to secure patent protection; (d) performing all acts and signing, executing, acknowledging and delivering any and all documents required for effecting the obligations and purposes of this Agreement; and (e) abiding by the obligations of confidentiality and non-use set forth in Article 10.  It is understood and agreed that such non-disclosure and invention assignment agreement need not reference or be specific to this Agreement.

7.6                               Trademarks.  Alexion will be responsible for the selection, registration, maintenance and defense of all trademarks for use in connection with the sale or marketing of Licensed Products in the Field in the Territory (the “Marks”).  The fees and expenses incurred in connection therewith will be the responsibility of Alexion.  Alexion will own all Marks with respect to the Licensed Products.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1                               Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party as of the Effective Date, and covenants, as applicable, as follows:

(a)                                 Corporate Existence and Power.  It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and

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has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b)                                 Authority and Binding Agreement.  (i) It has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c)                                  No Conflict.  It is not a party to and will not enter into any agreement that would prevent it from granting the rights or exclusivity granted or intended to be granted to the other Party under this Agreement or performing its obligations under this Agreement.

(d)                                 Bankruptcy; Insolvency. It is not aware of any action or petition pending for bankruptcy or insolvency of such Party or its Affiliates in any state, country or other jurisdiction, and it is not aware of any facts or circumstances that could reasonably result in such Party becoming or being declared insolvent, bankrupt or otherwise incapable of meeting its obligations under this Agreement as they become due in the ordinary course of business.

(e)                                  No Debarment.  Such Party is not debarred, has not been convicted, and is not subject to debarment or conviction pursuant to Section 306 of the FD&C Act.  In the course of the Research or Development of Compounds or Licensed Products, such Party has not, to its knowledge, used prior to the Effective Date, and will not use, during the Term, any employee, agent or independent contractor who has been debarred by any Regulatory Authority, or, to such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority or has been convicted pursuant to Section 306 of the FD&C Act.

8.2                               Representations and Warranties by Blueprint.  Blueprint hereby represents and warrants to Alexion as of the Effective Date, and covenants, as applicable, as follows:

(a)                                 No IP Conflicts.  As of the Effective Date, neither Blueprint nor any of its Affiliates has entered into any agreement (other than agreements with subcontractors) granting any right, interest or claim in or to, any Blueprint Licensed Technology to any Third Party that would conflict with the licenses and other rights granted to Alexion under this Agreement.  As of the Effective Date, all intellectual property that is owned or licensed by Blueprint and which is necessary or useful to Research and Develop Compounds or Licensed Products is Controlled by Blueprint, other than commercially available software and commercially available laboratory materials. Following the Effective Date, Blueprint will not enter into any agreement with any Affiliate or Third Party that would conflict with the grant of the licenses and other rights to Alexion hereunder to the Blueprint Licensed Technology.

(b)                                 No Notice of Infringement or Misappropriation.  As of the Effective Date, (i) Blueprint has not received and is not aware of any written notice from any Third Party asserting or alleging that any research, development, use, manufacture, sale, offer for sale or importation of Blueprint Licensed Technology, Compounds or Licensed Products has infringed or misappropriated, or would infringe or misappropriate, the intellectual property rights of any Third Party, and (ii) no claim is pending, and neither Blueprint nor any of its Affiliates has received from a Third Party written notice of a claim or

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

threatened claim, to the effect that any granted Patent rights within the Blueprint Licensed Technology licensed to Alexion under this Agreement is invalid or unenforceable.

(c)                                  No Misappropriation.  To the knowledge of Blueprint, as of the Effective Date, (i) the conception and reduction to practice of any inventions and, to the knowledge of Blueprint, the use or development of any other Information within the owned Blueprint Licensed Technology have not constituted or involved the misappropriation of trade secrets or other rights or property of any Third Party, and (ii) no employee of Blueprint has misappropriated any Blueprint Licensed Technology. To the knowledge of Blueprint as of the Effective Date and without additional inquiry, no intellectual property right of a Third Party would be infringed, misappropriated or otherwise violated by use of the Blueprint Licensed Technology under this Agreement.

(d)                                 Existing Blueprint IP. As of the Effective Date, neither Blueprint nor any of its Affiliates owns, Controls or has filed any Patents Covering the molecules listed on Exhibit A to this Agreement.

(e)                                  Financial Statements. The 2013 audited financial statements that were delivered to Alexion before the Effective Date were prepared in accordance with GAAP and, since the date of such statements, there has not been any change, event or occurrence that has had or could reasonably be expected to have a material adverse effect on the business or financial condition of Blueprint, its ability to perform its obligations under this Agreement or Alexion’s rights under this Agreement.

(f)                                   Disclosure of Information. To the knowledge of Blueprint, all tangible Information and data provided by or on behalf of Blueprint to Alexion prior to or on the Effective Date with respect to this Agreement was and is true, accurate and complete in all material respects, and Blueprint has not disclosed, failed to disclose or caused to be disclosed any Information or data that could reasonably be expected to be misleading in any material respect.

(g)                                  Protected Compounds.  To the knowledge of Blueprint, Blueprint has disclosed to Alexion and included on Exhibit A hereto all molecules that Blueprint owns or controls, as of the Effective Date, that meet the definition of “Protected Compound” hereunder.

8.3                               No Other Representations or Warranties.  EXCEPT AS EXPRESSLY STATED IN THIS Article 8, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY.  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 9

INDEMNIFICATION

9.1                               Indemnification by Blueprint.  Blueprint will defend, indemnify, and hold Alexion, its Affiliates, subcontractors and Sublicensees, and its and their respective officers, directors, employees, and agents (the “Alexion Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

by such Alexion Indemnitees (collectively, “Alexion Damages”), all to the extent resulting from claims, suits, proceedings or causes of action brought by or on behalf of such Third Party (“Alexion Claims”) against such Alexion Indemnitee that arise from or are based on:  (i) a breach of any of Blueprint’s representations, warranties and obligations under this Agreement; or (ii) the willful misconduct or grossly negligent acts of Blueprint, its Affiliates, subcontractors or sublicensees (excluding Alexion, its Affiliates, subcontractors and Sublicensees as licensees or sublicensees of Blueprint hereunder), or the officers, directors, employees, or agents of Blueprint or its Affiliates, subcontractors, or sublicensees; excluding, in each case ((i) and (ii)), any damages or other amounts for which Alexion has an obligation to indemnify any Blueprint Indemnitee pursuant to Section 9.2.

9.2                               Indemnification by Alexion.  Alexion will defend, indemnify, and hold Blueprint, its Affiliates, subcontractors, licensees and sublicensees, and each of their respective officers, directors, employees, and agents, (the “Blueprint Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Blueprint Indemnitees (collectively, “Blueprint Damages”), all to the extent resulting from any claims, suits, proceedings or causes of action brought by such Third Party (collectively, “Blueprint Claims”) against such Blueprint Indemnitee that arise from or are based on: (i) the Exploitation of Compounds or Licensed Products by Alexion or its Affiliates, subcontractors, or Sublicensees in the Territory; (ii) a breach of any of Alexion’s representations, warranties, and obligations under this Agreement; or (iii) the willful misconduct or grossly negligent acts of Alexion or its Affiliates, subcontractors or Sublicensees, or the officers, directors, employees, or agents of Alexion or its Affiliates, subcontractors or Sublicensees; excluding, in each case ((i), (ii) and (iii)), any damages or other amounts for which Blueprint has an obligation to indemnify any Alexion Indemnitee pursuant to Section 9.1.

9.3                               Indemnification Procedures.  The Party claiming indemnity under this Article 9 (the “Indemnified Party”) will give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of the claim, suit, proceeding or cause of action for which indemnity is being sought (“Claim”).  The Indemnifying Party’s obligation to defend, indemnify, and hold harmless pursuant to Section 9.1 or 9.2, as applicable, will be reduced to the extent the Indemnified Party’s delay in providing notification pursuant to the previous sentence results in prejudice to the Indemnifying Party.  At its option, the Indemnifying Party may assume the defense of any Claim for which indemnity is being sought by giving written notice to the Indemnified Party within […***…] days after receipt of the notice of the Claim.  The assumption of defense of the Claim will not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify any Indemnified Party in respect of the Claim, nor will it constitute waiver by the Indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification.  The Indemnified Party will provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense.  The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party will have the right to assume and conduct the defense of the Claim with counsel of its choice.  The Indemnifying Party will not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money.  The Indemnified Party will not settle any such Claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld.  If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Indemnifying Party in connection therewith), and (b) the Indemnified Party reserves any right it may have under this Article 9 to obtain indemnification from the Indemnified Party.

9.4                               Limitation of Liability.  NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT OR ANY TORT CLAIMS ARISING HEREUNDER, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 9.4 IS INTENDED TO OR WILL LIMIT OR RESTRICT A PARTY’S LIABILITY FOR DIRECT DAMAGES OR (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 9.1 OR SECTION 9.2, (B) DAMAGES AVAILABLE IN THE CASE OF A PARTY’S FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT, (C) DAMAGES AVAILABLE TO A PARTY FOR A BREACH BY THE OTHER PARTY OF THE LICENSE AND EXCLUSIVITY OBLIGATIONS UNDER ARTICLE 5 […***…]

9.5                               Insurance.  During the Term, Blueprint will procure and maintain insurance with respect to its activities hereunder as specified in Exhibit E-1, and Alexion will, and will cause its Affiliates and its Sublicensees to, procure and maintain insurance (including clinical trial liability and product liability insurance) with respect to its activities hereunder as specified in Exhibit E-2 at all times during which any Licensed Product is being clinically tested in human subjects or commercially distributed or sold.  It is understood that such insurance will not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 9.  Each Party will provide the other with written evidence of such insurance upon request.  Each Party will provide the other with written notice at least […***…] days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

ARTICLE 10

CONFIDENTIALITY

10.1                        Confidential Information.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, during the Term and for […***…] years thereafter, it will, and will cause its Affiliates, to keep confidential and not publish or otherwise disclose to any Third Party, and not use for any purpose other than as provided for in this Agreement, any Confidential Information of the other Party or any of its Affiliates, provided that each Party and its Affiliates may disclose the Confidential Information of the other Party or its Affiliates to the receiving Party’s and its Affiliates’ officers, directors, employees and agents who in each case are bound by commercially reasonable obligations of confidentiality with respect to the use and disclosure of such Confidential Information.  Notwithstanding the foregoing, Confidential Information of a Party or its Affiliate will exclude that portion of such information or materials that the receiving Party (or the receiving Party’s Affiliate) can demonstrate by competent written proof:

(a)                                 was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b)                                 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

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(c)                                  became generally available to the public or otherwise part of the public domain after its disclosure and other than through any wrongful act, fault, or negligence of the receiving Party;

(d)                                 is subsequently disclosed to the receiving Party or its Affiliate by a Third Party without obligations of confidentiality with respect thereto; or

(e)                                  is independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information.

The Parties acknowledge that Confidential Information has been provided by the Parties to each other prior to the Effective Date pursuant to the Existing Confidentiality Agreement.  The Parties agree that as of the Effective Date, all such Confidential Information will be protected by the terms and conditions of this Agreement, which will replace those of such Existing Confidentiality Agreement.

Subject to the disclosure rights and obligations of the Parties in Sections 10.2 and 10.4, the Alexion IP, Alexion Other IP, the Research Plan and the data and Information generated under the Research Plan will be considered the Confidential Information of Alexion, except for the Blueprint Licensed Technology (including the Blueprint IP generated under the Research Plan).

10.2                        Authorized Disclosure of Confidential Information.  Notwithstanding Section 10.1, each Party may disclose Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following situations:

(a)                                 filing or prosecuting of Patents in accordance with Article 7;

(b)                                 required regulatory filings and other required filings with Governmental Authorities (including Regulatory Authorities), including filings with the SEC or FDA, with respect to a Licensed Product as permitted hereunder, and press releases issued in connection with and limited to the repetition of some or all of the contents of such filings, provided that Blueprint will give Alexion at least […***…] Business Days prior advance notice of the proposed text and timing of such press release or announcement;

(c)                                  responding to a valid order of a court of competent jurisdiction or other competent authority; provided that the receiving Party will first have given to the disclosing Party notice and a reasonable opportunity to quash the order or obtain a protective order requiring that the Confidential Information be held in confidence or used only for the purpose for which the order was issued; and provided further that if such order is not quashed or a protective order is not obtained, the Confidential Information disclosed will be limited to the information that is legally required to be disclosed;

(d)                                 complying with Applicable Law (including regulations promulgated by securities exchanges) or with a legal or administrative proceeding;

(e)                                  disclosure to its Affiliates and Third Parties of a redacted copy of this Agreement in the form set forth in Exhibit G hereto (the “Redacted Agreement”), only on a need-to-know basis and solely in connection with the performance by the disclosing Party of its obligations or the exercise of its rights under this Agreement (including with respect to Development, Manufacturing and Commercialization of Licensed Products), provided that each disclosee, prior to any such disclosure, must be bound by obligations of confidentiality and non-use at least as protective as those set forth in Sections 10.1 and 10.2; and

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(f)                                   disclosure to any bona fide potential or actual investor, investment banker, acquirer, merger partner, licensee, Sublicensee, collaborator or subcontractor of the Redacted Agreement, only on a need-to-know basis and subject to obligations of confidentiality and non-use at least as protective as those set forth in Sections 10.1 and 10.2; provided that, […***…], and (ii) […***…], may be disclosed only to bona fide potential or actual acquirers, merger partners, licensees, Sublicensees, or accredited investors (if not already permitted with Alexion’s approval pursuant to the foregoing clause (i)), and only at such time as the disclosing Party reasonably and in good faith believes that such disclosing Party has reached agreement on all substantial economic terms and that the parties will execute a definitive agreement with respect to the proposed transaction within the following […***…] Business Days; provided that, in clause (ii) herein, such Third Party has executed with the disclosing Party, and a copy has been provided to the non-disclosing Party of, a confidentiality agreement with terms at least as protective with respect to Confidential Information as those set forth in Sections 10.1 and 10.2, and which confidentiality agreement for clause (ii) names the non-disclosing Party as an express third party beneficiary, with right of enforcement, thereof.

Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Sections 10.2(b), 10.2(c), 10.2(d), and 10.3(c), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use reasonable efforts to secure confidential treatment of such information.  In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

10.3                        Terms of Agreement; Press Releases.

(a)                                 Confidential Information. The Parties agree that the terms of this Agreement, other than the Research Plan, are and will be treated as the Confidential Information of both Parties, subject to the provisions set forth in Section 10.2 and this Section 10.3.

(b)                                 The Parties agree that Blueprint may, at Alexion’s option either alone or with Alexion, issue a public announcement of the execution of this Agreement substantially in the form of the press release attached as Exhibit F promptly after the Effective Date. Subject to Section 10.2 and Blueprint’s rights under Sections 10.3(c) and 10.4(a), after publication of the initial press release pursuant to the preceding sentence, if Blueprint or its Affiliates desires to make a press release or other similar public announcement concerning the terms of this Agreement or any activities under this Agreement, Blueprint must submit the proposed press release to Alexion and obtain Alexion’s prior written consent (such consent not to be unreasonably withheld). Alexion or its Affiliates may make a press release or other similar public announcement concerning the terms of this Agreement or any activities under this Agreement, provided that Alexion will give Blueprint at least […***…] Business Days prior advance notice of the proposed text of such press release or announcement, and Blueprint will have a right to review and provide comments on such press release or announcement within […***…] Business Days after receipt thereof. Neither Party will be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that have already been publicly disclosed by such Party or such Party’s Affiliate, or by the other Party or any of its Affiliates, in accordance with this Section 10.3.

(c)                                  The Parties acknowledge that either or both Parties may be obligated to make a filing (including the filing of a copy of this Agreement) with the SEC or other Governmental Authorities.  Each Party will be entitled to make such a filing if required by Applicable Law (including in connection with any Initial Public Offering by Blueprint), provided that it will (i) submit in connection with such filing the Redacted Agreement attached hereto as Exhibit G, (ii) request, and use Diligent Efforts

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

consistent with Applicable Law to obtain, confidential treatment of all terms redacted from this Agreement, as reflected in the Redacted Agreement, (iii) promptly deliver to the other Party any written correspondence received by it or its representatives from such Governmental Authority with respect to such confidential treatment request and promptly advise the other Party of any other communications between it or its representatives with such Governmental Authority with respect to such confidential treatment request, and (iv) if such Governmental Authority requests any changes to the redactions set forth in the Redacted Agreement, use Diligent Efforts consistent with Applicable Law to support the redactions in the Redacted Agreement as originally filed and not agree to any changes to the Redacted Agreement without, to the extent practical, first discussing such changes with the other Party and taking the other Party’s comments into consideration when deciding whether to agree to such changes (and in no event shall such Diligent Efforts require more than one communication to the applicable Governmental Authority supporting such proposed redactions).  If the SEC or other Governmental Authorities requires any changes to the redactions set forth in the Redacted Agreement, and after a Party complies with the foregoing clauses (i) through (iv), then such Party may file and disclose publicly a version of this Agreement consistent with those requirements.  Each Party will be responsible for its own legal and other external costs in connection with any such filing, registration or notification.

10.4                        Presentation and Disclosure of Data and Information.

(a)                                 Mutual.  Except as otherwise permitted under Section 10.2, publication or any other public presentation or public disclosure of data and results of nonclinical studies generated under the Research Plan prior to the nomination of a Pre-Development Candidate will be made by mutual agreement of the Parties.

(b)                                 By Blueprint.  Except as otherwise permitted pursuant to Section 10.4(a) and subject to Section 10.3(b), and as may be required by Applicable Law, Blueprint agrees that it may not publish, present or otherwise disclose data and results of nonclinical studies and clinical trials, or any other Information, with respect to any Compound or Licensed Product without obtaining Alexion’s prior written consent.

(c)                                  By Alexion.  Alexion may publish, present or otherwise disclose data and results of nonclinical studies (subject to Blueprint’s rights under Section 10.4(a)), clinical studies, and other Information related to Compounds and Licensed Products, including in each case Information generated under the Research Plan and any other Information reasonably necessary to support Alexion’s Commercialization of Licensed Products, at any time and through any medium or in any forum, in its discretion; provided that, where Blueprint has contributed to the generation of the data and results under the Research Plan to be included in a contemplated Alexion publication in a peer-reviewed journal, Alexion will provide Blueprint with an opportunity to review and provide comments on such publication at least […***…] days prior to the date of intended submission and Alexion will consider any such Blueprint comments in good faith.

(d)                                 By Either Party.  Each Party agrees to acknowledge the contributions of the other Party and its employees in any and all publications, presentations and disclosures as scientifically appropriate.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

ARTICLE 11

TERM AND TERMINATION

11.1                        Term.  This Agreement will commence on the Effective Date and, unless earlier terminated pursuant to this Article 11, will expire […***…] (the “Term”).  Following the end of the Term for any such Licensed Product and in such country by expiration (but not termination), Alexion will have a fully paid-up, royalty-free license under the Blueprint Licensed Technology, to research, develop, manufacture, use, sell, offer to sell and import such Licensed Product in the Field.

11.2                        Termination by Alexion.

(a)                                 Voluntary Termination. Alexion will have the right to terminate this Agreement upon […***…] days prior written notice to Blueprint.

(b)                                 Industry Transaction. If, at any time during the Term, Blueprint intends to enter into an Industry Transaction pursuant to Section 13.7, then Blueprint will deliver a written notice to Alexion (such notice, the “Industry Transaction Notice”) at least […***…] Business Days before closing such Industry Transaction or, if earlier, prior to disclosing an unredacted form of this Agreement pursuant to Section 10.2(f), which Industry Transaction Notice shall include the name of the applicable Drug Company. In addition, if Blueprint closes an Industry Transaction, Blueprint shall so notify Alexion within […***…] Business Days of such closing.  Alexion shall have the right to terminate this Agreement in its entirety upon written notice to Blueprint at any time during the period beginning on the date that Alexion receives an Industry Transaction Notice and ending on the earlier of (a) the date that is […***…] days after the date Alexion receives notice of the closing of such Industry Transaction or (b) the date on which Blueprint notifies Alexion that no Industry Transaction will be closed, provided that (1) any such termination by Alexion will be effective only if the Industry Transaction closes and (2) such termination will be effective only immediately before the occurrence of such Industry Transaction closing or upon Blueprint’s receipt of such notice from Alexion if after such Industry Transaction closing. Without limiting the foregoing, if an Industry Transaction is structured as a sign and close, Blueprint will provide to Alexion an Industry Transaction Notice promptly after signing and in any event at least […***…] Business Days before closing such Industry Transaction, and Blueprint providing such notice in the case of an Industry Transaction structured as a sign and close will be deemed sufficient to comply in full with the requirements of this Section 11.2(b).

11.3                        Termination for Breach or Insolvency.

(a)                                 Termination by Blueprint. Subject to Section 11.3(c), Blueprint will have the right to terminate this Agreement in its entirety upon written notice to Alexion if Alexion materially breaches its obligations under this Agreement and, after receiving written notice from Blueprint identifying such material breach by Alexion in reasonable detail, fails to cure such material breach within […***…] days from the date of such notice (or, if such breach cannot be cured within such […***…] day period, if Blueprint has not commenced and is diligently continuing good faith efforts to cure such breach), or within […***…] days from the date of such notice in the event such material breach is solely based upon Alexion’s failure to pay any amounts due Blueprint hereunder.  For clarity, Alexion’s material failure to meet its diligence obligations set forth in Section 4.5 shall be considered a material breach of this Agreement for purposes of this Section 11.3(a).

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(b)                                 Termination by Alexion. Subject to Section 11.3(c), Alexion will have the right to terminate this Agreement in its entirety upon written notice to Blueprint if Blueprint materially breaches its obligations under this Agreement and, after receiving written notice from Alexion identifying such material breach by Blueprint in reasonable detail of its obligations under this Agreement, fails to cure such material breach within […***…] days from the date of such notice (or, if such breach cannot be cured within such […***…] day period, if Alexion has not commenced and is diligently continuing good faith efforts to cure such breach), or within […***…] days from the date of such notice in the event such material breach is solely based upon Blueprint’s failure to pay any amounts due Alexion hereunder.

(c)                                  Disputed Breach.  If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Section 11.3(a), and such alleged breaching Party provides the other Party notice of such dispute within such […***…] day or […***…] day period, as applicable, then the non-breaching Party will not have the right to terminate this Agreement under Section 11.3(a) or Section 11.3(b) unless and until an adjudicator, in accordance with Article 12, has determined that the alleged breaching Party has materially breached this Agreement and that such Party fails to cure such breach within […***…] days following such adjudicator’s decision (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within […***…] days following such adjudicator’s decision).  It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement will remain in effect.

(d)                                 Insolvency.  If, at any time during the Term (i) a case is commenced by or against either Party under Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States (the “Bankruptcy Code”) and, in the event of an involuntary case under the Bankruptcy Code, such case is not dismissed within […***…] days after the commencement thereof, (ii) either Party files for or is subject to the institution of bankruptcy, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (iii) either Party assigns all or a substantial portion of its assets for the benefit of creditors, (iv) a receiver or custodian is appointed for either Party’s business, or (v) a substantial portion of either Party’s business is subject to attachment or similar process; then, in any such case ((i), (ii), (iii), (iv) or (v)), the other Party may terminate this Agreement upon written notice to the extent permitted under Applicable Law.

11.4                        Termination by Blueprint.

(a)                                 For IP Challenge.

(i)                                     In the event that Alexion or any of its Affiliates or Sublicensees, […***…] (a “Patent Challenge”), then at Blueprint’s sole election, Blueprint will have the right (A) […***…].

(ii)                                  If, during the Term, […***…].

(iii)                               Blueprint will not have the right to terminate any of Alexion’s or its Affiliates’ or Sublicensees’ rights under this Agreement under this Section 11.4 for any such Patent Challenge by any Affiliate or Sublicensee of Alexion if such Patent Challenge is dismissed within […***…] days of Blueprint’s notice to Alexion under this Section 11.4 and not thereafter continued.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(b)                                 For Alexion Abandonment. At any time following the conclusion of the Research Term, if Alexion or its Affiliates or Sublicensees […***…], Blueprint will have the right, as its sole and exclusive remedy, to terminate this Agreement in its entirety upon written notice to Alexion specifying in reasonable detail the basis for such claim (such notice, the “Abandonment Notice”); provided, that, (a) within […***…] days of receipt of an Abandonment Notice, Alexion will have the right to request a meeting with Blueprint to discuss Blueprint’s abandonment claim, (b) following such meeting, if the Parties are unable to reach agreement on whether abandonment under this Section 11.4(b) occurred prior to the Abandonment Notice, either Party may refer the matter for dispute resolution in accordance with Section 12.1, and (c) the termination of this Agreement shall not be effective until an adjudicator has determined that such abandonment has occurred.

11.5                        Effects of Termination.

(a)                                 Upon termination of this Agreement by Alexion under Section 11.2(a) or by Blueprint under Sections 11.3(a), 11.4(a)(ii) or 11.4(b), the following will apply (in addition to any other rights and obligations under this Article 11):

(i)                                     Licenses to Alexion.  Subject to Section 11.8, all licenses granted in Article 5 to, and all other rights and obligations under this Agreement of, Alexion, its Affiliates and its Sublicensees will terminate.

(ii)                                  License to Blueprint. The license granted under Section 5.2(c) will survive and become perpetual, irrevocable and non-terminable with the following clause deleted therefrom: […***…]

(iii)                               Termination of Research Term.  The remaining Research Term, if any, shall terminate, provided that Alexion will remain responsible for (A) Blueprint’s non-FTE expenses that were incurred or irrevocably committed to under the Research Plan up to the date of notice of termination, provided that Blueprint use Diligent Efforts to mitigate such costs to the extent practicable, and (B) Blueprint’s FTE expenses for a period of […***…] months following the date of notice of termination for FTE personnel that Blueprint, despite having used Diligent Efforts, is not able to re-allocate from Research Plan activities to alternative projects within such […***…] month period.

(iv)                              Confidential Information.  Except in the case of Blueprint for any Information that is the subject of its license under the […***…] or its surviving license in Section 5.2(c) of this Agreement, each Party will promptly return to the other Party (or as directed by such other Party destroy and certify to such other Party in writing as to such destruction) all of such other Party’s Confidential Information provided by or on behalf of such other Party hereunder that is in the possession or control of such Party (or any of its Affiliates, Sublicensees or subcontractors), except that such Party will have the right to retain one (1) copy of intangible Confidential Information of such other Party for legal purposes.

(v)                                 […***…] In the event of a termination of this Agreement by Alexion under […***…], or in the event of termination of this Agreement by Blueprint under Sections […***…],[…***…] or […***…] then […***…] provided, however that (1) […***…]:

[…***…]

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

[…***…]

(C)                               […***…];

(D)                               to the extent that any payments would be owed by Alexion to any Third Parties (including royalties, milestones and other amounts) under any Third Party agreements that are applicable to […***…]

[…***…]

(F)                                 […***…]

(G)                               […***…]; and

(H)                              […***…].

In the event the […***…]

(b)                                 Upon termination of this Agreement by Alexion under Section 11.2(b) or 11.3(b), the following will apply (in addition to any other rights and obligations under this Article 11):

(i)                                     Licenses.

(A)                               License to Alexion. Subject to Section 11.5(a)(v)(E), all licenses granted by Blueprint to Alexion pursuant to Article 5 hereunder shall become perpetual, irrevocable and non-terminable, subject to (A) Alexion’s continued compliance with its diligence obligations set forth in Section 4.5, and (B) Alexion’s continuing obligation to make milestone and royalty payments under Article 6 in the amounts payable as of the effective date of such termination, and any payments owed to Blueprint’s licensors under any agreements for in-licensed Blueprint Licensed Technology to which Alexion opted to take a sublicense pursuant to Section 5.5(b), provided that, only in the case of a termination by Alexion pursuant to Section 11.3(b) for material breach, any future milestone payments set forth in Sections 6.2 and 6.3 and the royalty rates set forth in the table in Section 6.4(a) as applied to any future Net Sales will be reduced by […***…]

(B)                               License to Blueprint. The license granted under Section 5.2(c) will survive and become perpetual, irrevocable and non-terminable.

[…***…]

(iii)                               Termination of Research Term. Alexion will have the option to terminate the remaining Research Term by giving notice to Blueprint, which termination notice shall provide, at Alexion’s option (i) that all of Blueprint’s activities under the terminated Research Plan shall immediately cease, or (ii) if requested by Alexion, the Parties shall reasonably cooperate to wind down some or all of any ongoing activities under the Research Plan for a commercially reasonable period of time with Alexion paying Blueprint’s FTEs and other costs to perform such wind-down. Upon the giving of such notice, the Research Term shall terminate, Alexion will be free to exercise its rights under Section 5.1(a)(i) but not more, and Section 5.1(a)(ii) will no longer be in effect.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

(iv)                              Confidential Information. Except in the case of Alexion for any Information that is the subject of its continuing licenses pursuant to Section 11.5(b)(i), each Party will promptly return to the other Party (or as directed by such other Party destroy and certify to such other Party in writing as to such destruction) all of such other Party’s Confidential Information provided by or on behalf of such other Party hereunder that is in the possession or control of such Party (or any of its Affiliates, Sublicensees or subcontractors), except that such Party will have the right to retain one (1) copy of intangible Confidential Information of such other Party for legal purposes.

(v)                                 Notwithstanding any other provision in this Agreement to the contrary, Alexion, in its sole discretion, may at any time terminate the licenses under Section 5.1(a)(i) by providing Blueprint with written notice of such termination, provided that, if Alexion so terminates the licenses and Alexion’s prior termination of this Agreement was made pursuant to Section 11.2(b), then the provisions of Sections 11.5(a)(iv) and 11.5(a)(v) will apply.

(c)                                  Conduct During Termination Notice Period.

(i)                                     Following any notice of termination permitted under this Article 11, other than any termination pursuant to Section 11.2(b), 11.3(a) or 11.4(a)(ii), during any applicable termination notice period (the applicable “Termination Notice Period”), each Party will continue to perform all of its obligations under this Agreement, including performing all activities allocated to it pursuant to the Research Plan, then in effect in accordance with the terms and conditions of this Agreement.

(ii)                                  During the applicable Termination Notice Period, neither Party will make any statement to any Person, whether written, verbal, electronic or otherwise, that disparages any Compound or Licensed Product, the work performed by either Party under this Agreement, or the other Party.

11.6                        Other Remedies.  Termination or expiration of this Agreement for any reason will not release either Party from any liability or obligation that already has accrued prior to such expiration or termination, nor affect the survival of any provision hereof to the extent it is expressly stated to survive such termination.  Termination or expiration of this Agreement for any reason will not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, that a Party may have hereunder or that may arise out of or in connection with such termination or expiration.

11.7                        Rights in Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by Blueprint and Alexion are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  The Parties agree that each Party, as licensee of certain rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party (such Party, the “Bankrupt Party”) under the U.S. Bankruptcy Code, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to such other Party and all embodiments of such intellectual property, which, if not already in such other Party’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon such other Party’s written request therefor, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement or (b) if not

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

delivered under clause (a), following the rejection of this Agreement by the Bankrupt Party upon written request therefor by the other Party.  The Parties acknowledge and agree that of the milestones and royalties to be paid pursuant to Article 6, only the royalties contained in Section 6.4(a) will constitute royalties within the meaning of Bankruptcy Code § 365(n) with respect to the licenses of intellectual property hereunder.

11.8                        Survival.  Termination or expiration of this Agreement will not affect rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration of this Agreement.  Notwithstanding anything to the contrary:

(a)         the following provisions will survive and apply after expiration or any termination of this Agreement in its entirety: Article 1, Sections 2.4(a), 6.11, 7.1, and 7.2(b), Article 9, Article 10 (except for Alexion’s obligations under Section 10.4(a) in case of Alexion’s termination pursuant to Section 11.3(b)), Sections 11.1 (survives expiration only), 11.5, 11.6, 11.7 and 11.8, Article 12 and Article 13 (except for Section 13.7);

(b)         the following additional provisions also will survive and apply after termination of this Agreement by Alexion under Section 11.2(b) or 11.3(b): Sections 4.5, 4.6 (only in the case of termination pursuant to Section 11.2(b) and if registration clinical studies are still ongoing at such time, and only for so long as Alexion does not exercise its right to terminate such Section 4.6 pursuant to Section 13.7(e)), 4.7, 5.1, 5.2(a), 5.3(a)(i), 5.4, the remainder of Article 6, and Sections 7.2(f)(i) and 7.4; and

(c)          in the case of Alexion’s termination under Section 11.2(b) or 11.3(b) and election under Section 11.5(b)(iii) to wind-down activities under the Research Plan, the following additional provisions also will survive and apply during such wind-down: the remainder of Article 2, Article 3, and Sections 4.2(c), 4.3, 5.2(b) and 5.3(a)(ii).

In addition, in the case where the foregoing clauses (b) and (c) do not apply, (i) the other applicable provisions of Article 6 will survive expiration or termination of this Agreement in its entirety to the extent required to make final reimbursements, reconciliations or other payments incurred or accrued prior to the date of termination or expiration, and (ii) for any surviving provisions requiring action or decision by the JSC or an Executive Officer, each Party will appoint representatives to act as its JSC members or Executive Officer, as applicable.

All provisions not surviving in accordance with the foregoing will terminate upon expiration or termination of this Agreement and be of no further force and effect.

ARTICLE 12

DISPUTE RESOLUTION

12.1                        Disputes.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  Except as set forth in Section 3.5, in the event of any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement (including any alleged failure to perform, or breach, of this Agreement), or any issue relating to the interpretation or application of this Agreement, then upon the request of either Party by written notice to the other, the Parties will meet and discuss in good faith a possible resolution thereof,

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

which good faith efforts will include at least one in-person meeting between the Executive Officers of each Party.  If the matter is not resolved within […***…] days following the written request for discussions, either Party shall thereafter have the right to pursue any and all other remedies available at law or in equity, subject to this Article 12.  For clarity, any disputes, controversies or differences arising from the JSC will be resolved solely in accordance with Section 3.5.

12.2                        Governing Law. This Agreement will be governed by and construed under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

12.3                        Injunctive Relief; Remedy for Breach of Exclusivity.  Nothing in this Article 12 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute if necessary to protect the interests of such Party.  Therefore, in addition to its rights and remedies otherwise available at law, including the recovery of damages for breach of this Agreement, upon an adequate showing of material breach, and without further proof of irreparable harm other than this acknowledgement, such non-breaching Party will be entitled to seek (a) immediate equitable relief, specifically including, but not limited to, both interim and permanent restraining orders and injunctions, and (b) such other and further equitable relief as the court may deem proper under the circumstances.  For clarity, nothing in this Section 12.3 will otherwise limit a breaching Party’s opportunity to cure a material breach as permitted in accordance with Section 11.3.

12.4                        Jurisdiction.  For the purposes of this Article 12, the Parties acknowledge their diversity (Alexion having its principal place of business in Bermuda and Blueprint having its principal place of business in the Commonwealth of Massachusetts), and except as provided in Section 12.5, agree to accept the jurisdiction of any United States District Court located in the state of New York and agree not to commence any action, suit or proceeding related thereto except in such courts.

12.5                        Patent and Trademark Disputes.  Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patents of either Party or any Marks covering the manufacture, use, importation, offer for sale or sale of any Compounds or Licensed Products will be submitted to a court of competent jurisdiction in the country in which such patent or trademark rights were granted or arose.

ARTICLE 13

MISCELLANEOUS

13.1                        Entire Agreement; Amendment.  This Agreement, including the Exhibits hereto, set forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Parties existing as of the Effective Date with respect to the subject matter hereof.  In the event of any inconsistency between any plan hereunder (including the Research Plan) and this Agreement, the terms of this Agreement will prevail.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein.  No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

13.2                        Force Majeure.  Both Parties will be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented or delayed by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse will be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition; provided, however, that if the condition constituting force majeure continues for more than […***…] consecutive days the other Party will have the option to terminate this Agreement immediately upon written notice.  For purposes of this Agreement, force majeure will mean conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).  Notwithstanding the foregoing, a Party will not be excused from making payments owed hereunder because of a force majeure affecting such Party.

13.3                        Notices.  Any notice required or permitted to be given under this Agreement will be in writing, will specifically refer to this Agreement, and will be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 13.3, and will be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable international expedited delivery service, or (b) […***…] Business Days after mailing, if mailed by first class certified or registered mail, postage prepaid, return receipt requested.  This Section 13.3 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to Blueprint:	Blueprint Medicines Corporation
215 First Street
Cambridge, MA 02142
Attention: Vice President, Legal Affairs

With a copy to (which will not constitute notice):	Goodwin Procter LLP Exchange Place
53 State Street
Boston, MA 02109
Attention: Kingsley L. Taft, Esq.

If to Alexion:	Alexion Pharma Holding
22 Victoria Street
Hamilton HM EX Bermuda Attention: Secretary Facsimile: 441-298-3439

With a copy to (which will not constitute notice):	Alexion Pharmaceuticals, Inc. 352 Knotter Drive Cheshire, CT 06410 Attention: Chief Legal Officer Facsimile: 203-271-8198

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

13.4                        No Strict Construction; Headings.  This Agreement has been prepared jointly and will not be strictly construed against either Party.  Ambiguities, if any, in this Agreement will not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

13.5                        Interpretation.  Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”).  “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used.  The term “or” means “and/or” hereunder.  All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural.  Unless otherwise provided, all references to Sections and Exhibits in this Agreement are to Sections and Exhibits of this Agreement.  References to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 3.2” would be part of “Section 3”, and references to “Section 3.2” would also refer to material contained in the subsection described as “Section 3.2(a)”).  Unless otherwise stated, dollar amounts set forth in this Agreement are U.S. dollars.

13.6                        Assignment.  Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to an Affiliate or to a successor to substantially all of the business to which this Agreement relates, whether in a merger, sale of stock, sale of assets, reorganization or other transaction.  Any permitted successor or assignee of rights or obligations hereunder will, in a writing to the other Party, expressly assume performance of such rights or obligations (and in any event, any Party assigning this Agreement to an Affiliate will remain bound by the terms and conditions hereof).  Any permitted assignment will be binding on the successors of the assigning Party.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 13.6 will be null, void and of no legal effect.

13.7                        Industry Transaction.  Notwithstanding anything to the contrary in this Agreement, if Blueprint undergoes an Industry Transaction, the following provisions will apply from and after the consummation of such Industry Transaction:

(a)                                 all Blueprint IP will continue to be Blueprint Licensed Technology;

(b)                                 in addition to the Blueprint IP, all Blueprint Licensed Technology Controlled by Blueprint immediately prior to such Industry Transaction will continue to be Blueprint Licensed Technology (including any Patent that claims priority, directly or indirectly, to any Patent included within the Blueprint Licensed Technology Controlled by Blueprint immediately prior to such Industry Transaction, no matter when such Patent is filed or issued) for purposes of this Agreement;

(c)                                  other than the Blueprint IP, and the Blueprint Licensed Technology covered under Section 13.7(b), no Information, materials (including small molecule compounds and compound libraries), Patents or other intellectual property rights Controlled by the Third Party who is a party to such Industry Transaction (the “Acquirer”) or any of the Acquirer’s Affiliates (collectively, the “Acquirer Technology”), whether prior to or after the consummation of such Industry Transaction, will be Controlled by Blueprint or its Affiliates for purposes of this Agreement, unless such Acquirer Technology

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

is actually used by Blueprint or its Affiliates or subcontractors to perform any activities under the Research Plan, after the consummation of such Industry Transaction, or is developed by the material use of any Blueprint Licensed Technology referenced in Section 13.7(a) or Section 13.7 (b);

(d)                                 any activities of the Acquirer or its Affiliates that would otherwise constitute a breach of Section 5.6 (the “Competing Activities”) will not be considered a breach of Section 5.6 so long as the Acquirer does not use any material Blueprint Licensed Technology or any data or Information generated under the Research Plan for such Competing Activities and segregates such Competing Activities from the activities performed under the Research Program, including by (i) using separate personnel to perform the Competing Activities and the activities contemplated under the Research Program, including its governance, and (ii) ensuring that no personnel involved in the Competing Activities have access to Confidential Information relating to the Research Plan, Development, Manufacture or Commercialization of Compounds or Licensed Products (other than senior management and financial people need to make program decisions and need to include in financials); and

(e)                                  Alexion shall have the right upon […***…] days’ notice following any such Industry Transaction, to elect that any one or more of the following shall be deleted, in whole or in part, from this Agreement: Alexion’s obligations under Section 4.6 and Section 10.3(b) (with respect to Alexion’s prior written notice to Blueprint of a press release or similar public announcement).

For the purposes of this Agreement, (A) “Industry Transaction” of Blueprint means that (1) Blueprint will have become an Affiliate of an entity that is a Drug Company (as defined below), or (2) any sale, license or other transfer to a Drug Company (in one transaction or a series of related transactions) of all or substantially all of Blueprint’s assets or that portion of Blueprint’s business pertaining to the subject matter of this Agreement, and (B) “Drug Company” means any entity that conducts research and development in the biotechnology or pharmaceutical industry or develops or commercializes therapeutics or diagnostics.

13.8                        Performance by Affiliates.  Subject to the limitations of Section 5.3, each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement will be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

13.9                        Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.10                 Compliance with Applicable Law.  Each Party will comply with Applicable Law in the course of performing its obligations or exercising its rights pursuant to this Agreement.

13.11                 Severability.  If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by an arbitrator or by any court of competent jurisdiction from which no appeal can be or is taken, the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof.  The Parties will make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering into this Agreement may be realized.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

13.12                 No Waiver.  Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

13.13                 Independent Contractors.  Each Party will act solely as an independent contractor, and nothing in this Agreement will be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way.  Nothing herein will be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

13.14                 Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Signature Page Follows]

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized officers as of the Effective Date.

BLUEPRINT MEDICINES CORPORATION	ALEXION PHARMA HOLDING

By:	By:

Name:	Name:

Title:	Title:

Signature Page to Research, Development & Commercialization Agreement

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

SCHEDULE 1.72

KEY PERSONNEL

[…***…]

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EXHIBIT A

COMPOUNDS

(Listed by […***…])

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXHIBIT B

RESEARCH PLAN

[…***…] Joint Research Plan

Blueprint Medicines with Alexion

[…***…]

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Appendix 2: Blueprint subcontractors and consultants

Subcontractor/Consultant Name	Comments
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EXHIBIT C

GOVERNANCE PARTICIPANTS

1.     Project Leaders

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3.     JSC

Blueprint

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Alexion

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4.     JPT

Blueprint

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Alexion

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C-1

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EXHIBIT D

ASSAYS

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EXHIBIT D-1

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EXHIBIT D-2

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EXHIBIT D-3

Assays for Determining Selectivity Score

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXHIBIT E

INSURANCE

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXHIBIT E

INSURANCE

E-1                            BLUEPRINT INSURANCE

Blueprint will maintain:

1.              Commercial General Liability

Coverage on a Commercial General Liability Occurrence Coverage Form (or equivalent), including coverage for completed operations and contractual liability with limits of not less than […***…] and […***…].

2.              Workers’ Compensation

Coverage on a Workers’ Compensation Form (or equivalent), covering all employees who are to provide services in connection with this Agreement with limits of not less than the following:

Bodily Injury by Accident	[…***…]

Bodily Injury by Disease	[…***…]

Bodily Injury by Disease	[…***…]

3.              Management Liability

[…***…]

E-2                            ALEXION INSURANCE

1.              Alexion will maintain at least the above types and levels of insurance for commercial general liability, workers’ compensation and management liability.

2.              Further, Alexion will maintain:

a.              for Phase I and Phase II clinical trials, coverage for product liability insurance, including clinical trial liability, with limits of not less than […***…] and […***…]; and

b.              for Phase III clinical trials and during Commercialization, coverage for product liability insurance, including clinical trial liability, with limits of not less than […***…] and […***…].

3.              Alexion may self-insure for the above types of insurance provided it maintains adequate reserves at the same limits.

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

EXHIBIT F

PRESS RELEASE

Blueprint Medicines Announces Strategic Collaboration with Alexion to Advance Kinase Drug Candidates in Rare Genetic Disease

•                                          Collaboration combines Blueprint Medicines’ kinase-focused drug discovery platform with Alexion’s experience developing and commercializing therapies for severe and life-threatening disorders —

•                                          Blueprint Medicines to receive $15 million upfront payment, research reimbursement, milestone payments and royalties -

CAMBRIDGE, Mass., March 3, 2015 — Blueprint Medicines today announced a strategic collaboration with Alexion to discover, develop and commercialize novel drug candidates for an undisclosed activated kinase target, which is the cause of a rare genetic disease. Blueprint Medicines will apply its kinase-focused drug discovery platform to identify and optimize drug candidates and will conduct all research activities prior to the filing of an Investigational New Drug (IND) application with the Food and Drug Administration. Alexion will be responsible for the development and commercialization of these Blueprint Medicines’ drug candidates under the collaboration.

“Our kinase-focused platform, which integrates a novel target discovery engine and a proprietary compound library, enables us to craft highly selective kinase drugs for genomic drivers of disease across many therapeutic areas. Alexion is the ideal partner for our rare genetic disease program with their successful track record developing and commercializing therapies for severe and life-threatening disorders,” said Jeffrey Albers, Chief Executive Officer of Blueprint Medicines. “Working with Alexion on this target will allow the team at Blueprint Medicines to focus on our primary strategic area of oncology, while we leverage our platform in additional therapeutic areas.”

Under the terms of the agreement, Blueprint Medicines will receive an upfront payment of $15 million and will be reimbursed for all research expenses. Blueprint Medicines is eligible to receive over $250 million in payments upon the successful achievement of pre-specified preclinical, clinical, regulatory and commercial milestones. In addition, Blueprint Medicines will be eligible to receive royalty payments following the commercialization of the product.

“Blueprint Medicines’ unique discovery platform enables it to create drug candidates for extremely challenging kinase targets. Even in these early stages, Blueprint Medicines’ compounds show impressive selectivity toward the mutant kinase, thereby sparing other kinases and delivering drug to the specified target,” said Martin Mackay, Ph.D., Executive Vice President, Global Head of Research and Development at Alexion. “We look forward to partnering with the talented Blueprint Medicines’ team to advance a highly innovative therapy for patients suffering from a devastating rare genetic disease.”

About Blueprint Medicines

Blueprint Medicines makes kinase drugs to treat patients with genomically defined diseases. Led by a team of industry innovators, Blueprint Medicines integrates a novel target discovery engine and a proprietary compound library to understand the blueprint of cancer and craft highly selective therapies.

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***Text Omitted and Filed Separately with the Securities and Exchange Commission Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

This empowers the Blueprint Medicines team to develop patient-defined medicines aimed at eradicating cancer. Blueprint Medicines is privately held and raised $115 million in financing since its 2011 inception.

CONTACT:

Investor Relations:

Beth DelGiacco

Stern Investor Relations, Inc.

212-362-1200

beth@sternir.com

Media Relations:

David Polk

Chandler Chicco Companies

310-309-1029

dpolk@chandlerchiccocompanies.com

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EXHIBIT G

REDACTED AGREEMENT

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